UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12.

American Rebel Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

AMERICAN REBEL HOLDINGS, INC.

5115 Maryland Way, Suite 303

Brentwood, Tennessee 37027

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 20, 2025

Dear American Rebel Holdings, Inc. Stockholders:

You are cordially invited to attend the annual meeting of stockholders of American Rebel Holdings, Inc., a Nevada corporation (“American Rebel”), to be held on Tuesday, May 20, 2025 at 3:00 p.m., local time, at 5115 Maryland Way, Suite 303, Brentwood, Tennessee 37027. At the annual meeting, you will be asked to consider and vote on the following proposals;

1.	To elect the board of directors for American Rebel to hold office until the next annual stockholder’s meeting, (the current nominees are Charles A. Ross, Jr., Corey Lambrecht, Larry Sinks, Michael Dean Smith and C. Stephen Cochennet);
2.	To affirm the appointment of GBQ Partners LLC as American Rebel’s independent auditors for the next year;
3.	Approve/ratify the adoption of the 2025 Stock Incentive Plan (the “SIP”);
3.	Approve/ratify, for purposes of Nasdaq Listing Rule 5635(d), the private placement transactions (“Private Placements”) and issuance of the shares of Common Stock (the “Securities”), each as defined and described in more detail in this Proxy Statement;
4.	Authorize up to a 1-for-25 reverse stock split of American Rebel’s Common Stock (the “Reverse Stock Split”), (ii) in connection therewith, approve an amendment to American Rebel’s Second Amended and Restated Articles of Incorporation to effectuate the Reverse Stock Split, and (iii) authorize any other action deemed necessary to effectuate the Reverse Stock Split, without further approval or authorization of American Rebel stockholders, at any time within 12 months of the approval of this proposal; and
5.	To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

American Rebel’s board of directors has fixed the close of business on April 24, 2025 as the record date for the purpose of determining the stockholders who are entitled to receive notice of, and to vote at, the annual meeting or any adjournment thereof. A list of such stockholders will be available for examination by a stockholder for any purpose germane to the meeting during normal business hours at American Rebel’s offices at 5115 Maryland Way, Suite 303, Brentwood, Tennessee 37027 for 10 days prior to the annual meeting.

By Order of the board of directors

Yours truly,

/s/ Charles A. Ross, Jr.
Brentwood, Tennessee	Charles A. Ross, Jr.
May 6, 2025	Chairman

IMPORTANT

Whether or not you expect to attend the annual meeting in person, American Rebel urges you to please vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares by signing, dating and mailing the enclosed proxy will save American Rebel the expenses and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

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AMERICAN REBEL HOLDINGS, INC.

5115 Maryland Way, Suite 303

Brentwood, Tennessee 37027

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

May 6, 2025

This statement is furnished in connection with the solicitation by the board of directors of American Rebel Holdings, Inc. (hereinafter “American Rebel” or the “Company”) of proxies in the accompanying form for the annual meeting of stockholders to be held on Tuesday, May 20, 2025 at 3:00 p.m. and at any adjournment thereof.

This proxy statement and the enclosed form of proxy were first sent to stockholders on or about May 6, 2025.

If the form of proxy enclosed herewith is executed and returned as requested, it may nevertheless be revoked at any time prior to exercise by filing an instrument revoking it or a duly executed proxy bearing a later date.

Solicitation of proxies will be made by mail and by American Rebel’s chairman, Charles A. Ross, Jr., and COO, Corey Lambrecht. American Rebel will bear the costs of such solicitation and will reimburse brokerage firms, banks, trustees and others for their actual out-of-pocket expenses in forwarding proxy material to the beneficial owners of its common stock.

As of the close of business on April 24, 2025, the record date for the annual meeting, American Rebel had outstanding and entitled to vote 5,300,374 shares of common stock. Each share of common stock is entitled to one vote per share on all matters submitted to a vote of American Rebel’s stockholders. Only stockholders of record at the close of business on April 24, 2025 are entitled to vote at the annual meeting or at any adjournment thereof.

Stockholders who send in proxies but attend the meeting in person may vote directly if they prefer and withdraw their proxies or may allow their proxies to be voted with the similar proxies sent in by other stockholders.

VOTING PROCEDURES AND TABULATION

American Rebel will appoint an election inspector to act at the meeting and to make a written report thereof. Prior to the meeting, the inspector will sign an oath to perform its duties in an impartial manner and to the best of its ability. The inspector will ascertain the number of shares outstanding and the voting power of such shares, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law. The inspector will tabulate the number of votes cast for, against or abstained from the proposals described in the foregoing notice.

The presence at the meeting, in person or by proxy, of the holders of common stock holding in the aggregate a majority of the voting power of American Rebel’s stock entitled to vote at the meeting shall constitute a quorum for the transaction of business. The vote of holders of common stock holding in the aggregate a majority of the voting power of American Rebel’s stock present at the meeting, in person or by proxy, shall decide the proposals to elect directors and ratify the appointment of auditors. Abstentions will be counted for purposes of establishing a quorum for the meeting, but will not count as votes cast for the election of Directors or any other question. Accordingly, abstentions will have the same effect as a vote cast “AGAINST” each proposal.

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If American Rebel receives a signed proxy card with no indication of the manner in which shares are to be voted on the proposals, such shares will be voted in accordance with the recommendation of the board of directors for such proposal.

Brokers who hold shares in street name only have the authority to vote on certain items when they have not received instructions from beneficial owners. Any “broker non-votes” will be counted for the purposes of establishing a quorum for the meeting, but will not be counted as votes cast for the election of Directors or any other question. Accordingly, “broker non-votes” will have the same effect as a vote cast “AGAINST” each proposal.

QUESTIONS AND ANSWERS

ABOUT THE PROXY MATERIALS, PROPOSALS AND THE ANNUAL MEETING

Q:	Why did I receive these Proxy Materials?

A:	American Rebel’s board of directors is providing these proxy materials to you in connection with the annual meeting of stockholders, which will take place on Tuesday, May 20, 2025 at 3:00 p.m., local time, at 5115 Maryland Way, Suite 303, Brentwood, Tennessee 37027. This proxy statement summarizes the information you need to know to vote by proxy or in person at the annual meeting. You do not need to attend the annual meeting in person in order to vote. As a stockholder, you are invited to attend the annual meeting and are requested to vote on the items of business described in this Proxy Statement.

Q:	When were the Proxy Materials mailed?

A:	The Proxy Statement was mailed to stockholders beginning on or about May 6, 2025.

Q.	How may I obtain American Rebel’s annual report for the year ended December 31, 2024?

A.	Stockholders may request a free copy of American Rebel’s annual report by writing to: American Rebel Holdings, Inc., 5115 Maryland Way, Suite 303, Brentwood, Tennessee 37027. Copies of our other financial information and reports are also available free of charge on the SEC’s website at www.sec.gov.

Q.	What proposals are stockholders being asked to consider at the upcoming annual meeting?

A.	American Rebel is (i) electing directors to serve for the next fiscal year, (ii) seeking ratification of the appointment of its independent registered public accounting firm, (iii) ratifying the adoption of the SIP, (iv) approve/ratify the Private Placements and the issuance of Securities thereunder, and (v) authorize the Reverse Stock Split.

Q.	How does the board of directors recommend that I vote?

A.	American Rebel’s board of directors recommends that you vote your shares “FOR” each of the proposals at the annual meeting.

Q.	What shares can I vote?

A.	Each share of American Rebel common stock outstanding as of the close of business on April 24, 2025 (the record date) is entitled to one vote on all items being voted on at the annual meeting. You may vote all shares owned by you as of the record date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner through a broker, trustee or other nominee, such as a bank.

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Q.	What is the difference between holding shares as a “stockholder of record” and as a “beneficial owner?”

A.	Many American Rebel common stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between common shares held of record and those owned beneficially.

●	Stockholder of Record: If your common shares are registered directly in your name with American Rebel’s common stock transfer agent (Securities Transfer Corporation), you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to American Rebel or to vote in person at the annual meeting. A proxy card is enclosed for you to use.

●	Beneficial Owner: If your shares are held in a brokerage account or by another nominee (often referred to as being held in “street name”), you are considered the beneficial owner of such shares, and these proxy materials are being forwarded to you together with a voting instruction card by your broker, trustee or nominee, as the case may be. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote, and you are also invited to attend the annual meeting.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the annual meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee should have enclosed or provided voting instructions for you to use in directing the broker, trustee or other nominee how to vote your shares.

Q.	How can I attend the annual meeting?

A.	Because seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a stockholder of record as of the record date but held your shares in street name, you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to April 24, 2025, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you may not be admitted to the annual meeting.

Please let American Rebel know if you plan to attend the meeting by marking the box on the enclosed proxy card. The meeting will begin promptly at 3:00 p.m. local time. Check-in will begin at 2:30 p.m. local time, and you should allow ample time for the check-in procedures.

Q.	How can I vote my shares in person at the annual meeting?

A.	Shares held in your name as the stockholder of record may be voted by you in person at the annual meeting. Shares held in street name may be voted by you in person at the annual meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, American Rebel recommends that you submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q.	How can I vote my shares without attending the annual meeting?

A.	Whether you hold shares as the stockholder of record or in street name, you may direct how your shares are voted without attending the annual meeting. If you are a stockholder of record, you may vote by submitting a proxy to American Rebel. If you hold shares in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions included on your proxy card or, for shares held in street name, the voting instruction card provided by your broker, trustee or nominee.

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Q.	Can I change my vote?

A.	You may change your vote at any time prior to the vote at the annual meeting. If you are the stockholder of record, you may change your vote by (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy), (ii) providing a written notice of revocation of your proxy to American Rebel’s corporate Secretary prior to your shares being voted, or (iii) attending the annual meeting and voting in person. Mere attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If you hold shares in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

VOTING SECURITIES

The following table presents information, to the best of American Rebel’s knowledge, about the ownership of American Rebel’s common stock on April 24, 2025 relating to those persons known to beneficially own more than 5% of American Rebel’s capital stock and by American Rebel’s directors and executive officers.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days after April 24, 2025 pursuant to options, warrants, conversion privileges or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of American Rebel’s common stock.

Name and Address of Beneficial Owner(1)	Amount of Beneficial Ownership	Percentage of Common Stock Outstanding(2)
Officers and Directors
Charles A. Ross, Jr., Chief Executive Officer, Chairman, principal executive officer, secretary, treasurer(3)	9,956,100	65.26%

Doug E. Grau, President, Interim Chief Financial Officer, principal financial officer and principal accounting officer(3)	10,000,100	65.36%

Corey Lambrecht, Chief Operating Officer and director(4)	9,325,100	63.76%

Michael Dean Smith, director	100	* %

C. Stephen Cochennet, director	100	* %

Larry Sinks, director	-	0.00%

Directors and executive officers as a group (6 Persons)	29,281,500	84.67%

* Less than 0.01%

(1)	Unless otherwise noted above, the address of the persons and entities listed in the table is c/o American Rebel Holdings, Inc., 5115 Maryland Way, Suite 303, Brentwood, Tennessee 37027.
(2)	Percentage is based upon 5,300,574 shares of common stock issued and outstanding as of the date of this Annual Report plus the beneficial ownership held by the respective shareholder at the time and figures are rounded to the nearest hundredth of a percent.
(3)	Includes 19,912 shares of Series A Preferred Stock, which is currently convertible into 9,956,000 shares of Common Stock at the option of the holder. Does not include an additional 30,000 shares of Series A Preferred stock, which are convertible, equally every year starting on January 1, 2026 and for two additional years, into shares of Common Stock at a rate of 500 to 1. Further, each share of Series A Preferred Stock is entitled to cast one thousand (1,000) votes for each share held of the Series A Preferred stock on all matters presented to the stockholders of the Company for a vote.
(4)	Includes 20,000 shares of Series A Preferred Stock, which is currently convertible into 10,000,000 shares of Common Stock at the option of the holder. Does not include an additional 30,000 shares of Series A Preferred stock, which are convertible, equally every year starting on January 1, 2026 and for two additional years, into shares of Common Stock at a rate of 500 to 1. Further, each share of Series A Preferred Stock is entitled to cast one thousand (1,000) votes for each share held of the Series A Preferred stock on all matters presented to the stockholders of the Company for a vote.
(5)	Includes 18,650 shares of Series A Preferred Stock, which is currently convertible into 9,325,000 shares of Common Stock at the option of the holder. Does not include an additional 6,250 shares of Series A Preferred stock, which are convertible, commencing on January 1, 2026, into shares of Common Stock at a rate of 500 to 1. Further, each share of Series A Preferred Stock is entitled to cast one thousand (1,000) votes for each share held of the Series A Preferred stock on all matters presented to the stockholders of the Company for a vote.

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Super Majority Voting Powers Attributable to Preferred Stock

As of the Record Date, the Company had 5,300,574 shares of common stock issued and outstanding and entitled to vote, which for voting purposes are entitled to one vote per share. If a vote was taken today, the following stockholders (which consist of Messrs. Ross, Lambrecht and Grau) owning a total of 300 shares of common stock and 124,812 shares of Series A Preferred, whereby each share of Series A Preferred is entitled to cast one thousand (1,000) votes for each share held on all matters presented to the stockholders of the Company for a stockholder vote, thereby allowing such common stock and Series A Preferred to cast votes totaling 124,812,300 shares of common stock, delivering an executed written consent authorizing the actions being set forth to the vote. The consenting stockholders’ names, affiliation with the Company and holdings are as follows:

Name	Affiliation	Number of Voting Shares		% of Total Voting Shares(4)
Charles A. Ross, Jr.	Director, Chief Executive Officer, Treasurer	49,912,100	(1)	38.36%
Doug Grau	President	50,000,100	(2)	38.43%
Corey Lambrecht	Director, Chief Operating Officer	24,900,100	(3)	19.14%
Total		124,812,300		95.93%

(1)	Includes 49,912 shares of Series A Preferred with an equivalent of 49,912,000 shares of common stock voting power and 100 shares of common stock beneficially owned by Mr. Ross.
(2)	Includes 50,000 shares of Series A Preferred with an equivalent of 50,000,000 shares of common stock voting power and 100 shares of common stock beneficially owned by Mr. Grau.
(3)	Includes 24,900 shares of Series A Preferred with an equivalent of 24,900,000 shares of common stock voting power and 100 shares of common stock beneficially owned by Mr. Lambrecht.
(4)	Percentage is based upon 5,300,574 shares of common stock authorized and outstanding and adjusted by the 124,812,000 votes attributable to the Series A Preferred, for a total of 130,112,574 total voting shares. Figures are rounded to the nearest hundredth of a percent.

PROPOSAL 1. ELECTION OF DIRECTORS

At the 2025 annual meeting of stockholders, a board of directors consisting of five members will be elected, each director to hold office until the next annual meeting of stockholders, or a successor is elected and qualified, or until the director resigns, is removed or becomes disqualified.

American Rebel’s governance, compensation and nominating committee has nominated for election all five of the current members of the board of directors: Charles A. Ross, Jr., Corey Lambrecht, Michael Dean Smith, C. Stephen Cochennet and Larry Sinks. The nominees have consented to their nomination to the board of directors, and will serve if elected. However, if the nominees should become unavailable for election, the accompanying proxy will be voted in favor of holding a vacancy to be filled by American Rebel’s current Directors. American Rebel has no reason to believe that Messrs. Ross, Lambrecht, Smith, Cochennet or Sinks will be unavailable to serve as Directors.

The following information is provided regarding the nominees for election to the board of directors.

Name	Age	Term	Board Committee(s)*
Charles A. Ross, Jr.	58	Since 06/09/2016	M&A
Corey Lambrecht	55	Since 02/12/2020	None
Michael Dean Smith	55	Since 02/08/2022	NCGC (Chairman), Audit and Compensation
C. Stephen Cochennet	68	Since 05/09/2023	Audit (Chairman), Compensation, M&A and NCGC
Larry Sinks	62	Since 11/20/2023	Compensation (Chairman), Audit, Compensation and NCGC

*	“M&A” means the Mergers and Acquisitions Committee of the Board of Directors. “NCGC” means the Nominating and Corporate Governance Committee of the Board of Directors. “Audit” means the Audit Committee of the Board of Directors. “Compensation” means the Compensation Committee of the Board of Directors.

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Charles A. Ross, Jr., Chief Executive Officer, Executive Chairman and Director

Mr. Ross is currently the Company’s Chief Executive Officer, Executive Chairman and a Director. He has held these positions since June 20, 2016. He is responsible for all duties required of a corporate officer and the development of the business. From December, 2014 through April, 2021, Mr. Ross served as the sole officer and as a director of American Rebel, Inc. He now currently serves as its Secretary, Treasurer and as a director. American Rebel, Inc. has developed a product line of concealed carry products. Prior to American Rebel, Inc. Mr. Ross founded several companies including Digital Ally, Inc. (a Nasdaq listed company, NASDAQ: DGLY), which he established in 2004. In addition to his entrepreneurial accomplishments, Mr. Ross served as the host of his own television sporting show, Maximum Archery World Tour, where he bow hunted all over the world which included traditional bow hunts and bow hunting of the world’s most dangerous game. Maximum Archery World Tour evolved into his new television show, American Rebel, which features Mr. Ross’s music, patriotism, his support of the 2nd Amendment and celebrates the “American Rebel Spirit” in all of us. Mr. Ross professionally released three compact disks (“CDs”) and his popular song “American Rebel” has become the theme song for American Rebel and other American Rebel theme properties.

Corey Lambrecht, Chief Operating Officer and Director

Mr. Lambrecht has served as a director since February, 2020 and was recently appointed as our Chief Operating Officer in November, 2023. Mr. Lambrecht is a 20+ year public company executive with broad experience in strategic acquisitions, corporate turnarounds, new business development, pioneering consumer products, corporate licensing, interactive technology services in addition to holding various public company executive roles with responsibilities including day-to-day business operations, management, capital raising, board communication as well as investor relations. He is a Certified Director from the UCLA Anderson Graduate School of Management accredited Directors program. From 2007 through 2023 he was an independent director of Orbital Infrastructure Group, Inc., a former Nasdaq listed company. Mr. Lambrecht served on the Board of HippoFi, Inc. (OTC: ORHB) from July 2016 through December 2019. On January, 2020, Mr. Lambrecht was appointed to serve as the Chief Financial Officer of Singlepoint Inc. (CBOE: SING) which he currently serves in as well as his roles with the Company. Mr. Lambrecht previously served as a board member for Lifestyle Wireless, Inc. which, in 2012 merged with Singlepoint. In December 2011 he joined the board of directors of Guardian 8 Holdings, a leading non-lethal security product company, serving in this role until early 2016. He most recently served as the President and Chief Operating Officer of Earth911 Inc., a subsidiary of Infinity Resources Holdings Company (an OTCMarkets listed company, OTC: IRHC) from January 2010 through July 2013.

Michael Dean Smith, Director

Mr. Smith has served as a director since February, 2022. Since 2017, Mr. Smith has been a Vice President of Industrial Maintenance, Inc. a business organization that encompasses a full-circle approach to the manufacturing industry. From 1997 through 2017, Mr. Smith served in various executive and managerial roles with Payless, Inc. (fka Payless ShoeSource). Mr. Smith holds a Bachelor’s of Science (“B.S.”). in Business Administration and Accounting from the University of Kansas, and a Masters of Business Administration (“MBA”) from Washburn University.

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C. Stephen Cochennet, Director

Mr. Cochennet has served as a director since April, 2023. Mr. Cochennet has served as Chief Executive Officer and President, of Kansas Resource Development Company, a private oil and gas exploration business since 2011. In addition, from 2018 through 2023, Mr. Cochennet served as an independent board and committee member of Orbital Infrastructure Group, Inc., a former Nasdaq listed company. From 2011 through 2015 Mr. Cochennet served as the Chief Executive Officer and President of Guardian 8 Corporation. From 2005 to 2010, Mr. Cochennet was the Chairman, President, and Chief Executive Officer of EnerJex Resources, Inc., a former publicly traded Commission registered Oil and Gas Company. Prior to joining EnerJex, Mr. Cochennet was President of CSC Group, LLC in which he supported Fortune 500 corporations, international companies, and natural gas/electric utilities as well as startup organizations. Services provided included strategic planning, capital formation, corporate development, executive networking and complex transaction structuring. From 1985 to 2002, Mr. Cochennet held several executive roles with UtiliCorp United Inc. (“Aquila”) located in Kansas City, Missouri. Responsibilities included finance, administration, operations, human resources, corporate development, natural gas/energy marketing, and managing several new startup operations. Prior to Aquila Mr. Cochennet served 6 years with the Federal Reserve managing problematic and failed banking institutions primarily within the oil and gas markets. Mr. Cochennet graduated from the University of Nebraska with a B.A. in Finance and Economics.

Larry Sinks, Director

Mr. Sinks has served as a director since November, 2023. Since 2005, Mr. Sinks has been in the screen printing and embroidering business on a freelance basis. Since 2016, Mr. Sinks has been a consultant for Team Image Marketing, a company specializing in high-end corrugated grocery store displays and consulting services. From 2021 through the present, Mr. Sinks has been consulting for Champion Building Solutions, a private company located in Kansas City, Missouri specializing in general remodeling of residential homes. Mr. Sinks’ passion is in motorsports and professional networking in the auto racing business. Mr. Sinks was instrumental in introducing us to Tony Stewart Racing Nitro, LLC (“Tony Stewart Racing”) which led to the Company sponsoring the team and providing the necessary support for the Dodge Charger SRT Hellcat of four-time NHRA Funny Car world champion Matt Hagan.

When the accompanying proxy is properly executed and returned, the shares it represents will be voted in accordance with the directions indicated thereon or, if no direction is indicated, the shares will be voted in favor of the election of the five nominees identified above. American Rebel expects each nominee to be able to serve if elected, but if any nominee notifies American Rebel before this meeting that he is unable to do so, then the proxies will be voted for the remainder of those nominated and, as designated by the Directors, may be voted (i) for a substitute nominee or nominees, or (ii) to elect such lesser number to constitute the whole Board as equals the number of nominees who are able to serve.

The vote of holders of common stock holding in the aggregate a majority of the voting power of American Rebel’s stock present at the meeting is required to elect the nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES.

Director Independence

The board of directors has reviewed the independence of our directors based on the listing standards of the Nasdaq Capital Market. Based on this review, the board of directors has determined that each of Michael Dean Smith, C. Stephen Cochennet and Larry Sinks are independent within the meaning of the Nasdaq Capital Market rules. In making this determination, our board of directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence. As required under applicable Nasdaq Capital Market rules, we anticipate that our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present.

Board Committees

Our Board has established the following four standing committees: an audit committee; a compensation committee; a nominating and governance committee; and mergers and acquisitions committee. Our board of directors has adopted written charters for each of these committees. Copies of their charters are available on our website. Our board of directors may establish other committees as it deems necessary or appropriate from time to time.

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The following table identifies the independent and non-independent current Board and committee members through the date of this Proxy Statement:

Name	Audit	Compensation	Nominating and Corporate Governance	Mergers and Acquisitions	Independent
Charles A. Ross, Jr.				X
Corey Lambrecht
Michael Dean Smith	X	X	X		X
C. Stephen Cochennet	X	X	X	X	X
Larry Sinks	X	X	X	X	X

Audit Committee

Our board of directors established the audit committee for the purpose of overseeing the accounting and financial reporting process and audits of our financial statements. The audit committee is responsible for, among other matters:

●	appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;
●	discussing with our independent registered public accounting firm the independence of its members from its management;
●	reviewing with our independent registered public accounting firm the scope and results of their audit;
●	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
●	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;
●	reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements;
●	coordinating the oversight by our board of directors of our code of business conduct and our disclosure controls and procedures;
●	establishing procedures for the confidential and/or anonymous submission of concerns regarding accounting, internal controls or auditing matters; and
●	reviewing and approving related-person transactions.

Our audit committee consists of C. Stephen Cochennet, Michael Dean Smith and Larry Sinks. Mr. Cochennet serves as the chairman of the committee. Our board of directors has affirmatively determined that each of the members; C. Stephen Cochennet, Michael Dean Smith and Larry Sinks qualify as an “audit committee financial expert,” as defined by Item 407(d)(5) of Regulation S-K.

Our board of directors has affirmatively determined that each of the members; C. Stephen Cochennet, Michael Dean Smith and Larry Sinks meet the definition of an “independent director” for purposes of serving on the audit committee under Rule 10A-3 of the Exchange Act and the Nasdaq Capital Market rules and requirements.

Compensation Committee

Our board of directors has established the compensation committee for the purpose of reviewing, recommending and approving our compensation policies and benefits, including the compensation of all of our executive officers and directors. The compensation committee is responsible for, among other matters:

●	reviewing key employee compensation goals, policies, plans and programs;
●	reviewing and approving the compensation of our directors and executive officers;
●	reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and
●	appointing and overseeing any compensation consultants or advisors.

American Rebel’s compensation program is designed to retain and reward talented executives who can contribute to its long-term success and to reward performance that is valued by its stockholders. Key principles of American Rebel’s compensation philosophy, as established by the governance, compensation and nominating committee, include providing total compensation opportunities that are competitive within American Rebel’s industry and ensuring that it aligns those compensation opportunities with appropriate performance metrics. In this regard, American Rebel’s compensation practices are intended to (i) provide competitive compensation packages relative to its industry and competitors, at expected levels of performance, which the governance, compensation and nominating committee believes is sufficient to retain the talent necessary to run American Rebel’s business and execute its strategies, (ii) support and reinforce important business goals and objectives, and (iii) provide balanced incentives for achieving consistent and strong results for all of American Rebel’s stakeholders, including stockholders, employees, and customers.

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Based on the foregoing objectives, the governance, compensation and nominating committee has structured American Rebel’s executive compensation to motivate employees to achieve the business goals established by its board of directors. During to the year-ended 2023, the governance, compensation and nominating committee engaged SIAMM Consulting (“SIAMM”) to serve as American Rebel’s independent compensation consultant. SIAMM provides expertise in the design and implementation of American Rebel’s executive and director compensation plans, as well as providing the governance, compensation and nominating committee with relevant market data.

The governance, compensation and nominating committee annually reviews all compensation decisions relating to American Rebel’s named executive officers. Administrative staff serves as management’s liaison with the governance, compensation and nominating committee. In addition, outside legal counsel provides assistance to the governance, compensation and nominating committee in connection with administration of its responsibilities, such as negotiating and drafting employment agreements, setting meetings and assembling and distributing meeting materials.

American Rebel’s chief executive officer has no direct role in setting his own compensation. The governance, compensation and nominating committee does, however, meet with its chief executive officer to evaluate his performance against his pre-established goals, and he makes recommendations to the board of directors regarding budgets that may affect certain of those goals. The chief executive officer also makes recommendations regarding compensation matters related to his direct reports and provides input regarding executive compensation programs and policies in general.

Management assists the governance, compensation and nominating committee by providing information needed or requested by the governance, compensation and nominating committee, such as reconciliation between actual performance and budget or forecasted performance; historic compensation information; compensation expense; American Rebel’s policies, reports and programs; and, information related to peer companies. Management also provides input and advice regarding compensation programs and policies, and their impact on American Rebel and its executives.

Our compensation committee consists of C. Stephen Cochennet, Michael Dean Smith and Larry Sinks. Larry Sinks serves as the chairman of the committee. In determining that each of the members; C. Stephen Cochennet, Michael Dean Smith and Larry Sinks qualify as an “independent director” pursuant to Rule 10A-3 of the Exchange Act, the board of directors considered all factors required by Rule 5605(d)(2)(A) and any and all other applicable regulations or rules promulgated by the SEC and the Nasdaq Capital Market rules relating to the compensation committee composition.

Mergers and Acquisitions Committee

Our board of directors has established the mergers and acquisitions committee for the purpose of assisting the board in identifying and analyzing potential mergers or acquisitions for the Company. Our mergers and acquisitions committee consists of Charles A. Ross, Jr., C. Stephen Cochennet, and Larry Sinks. Mr. Sinks serves as the chairman of the committee.

Nominating and Corporate Governance Committee

Our board of directors has established the nominating and corporate governance committee for the purpose of assisting the board in identifying qualified individuals to become board members, in determining the composition of the board and in monitoring the process to assess board effectiveness. Our nominating committee consists of C. Stephen Cochennet, Michael Dean Smith and Larry Sinks. Michael Dean Smith serves as the chairman of the committee.

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Board Leadership Structure

Our Board has not adopted a formal policy regarding the separation of the offices of Chief Executive Officer and Chairman of the Board. Rather, the Board believes that different leadership structures may be appropriate for the Company at a different time and under different circumstances, and it prefers the flexibility in making this decision based on its evaluation of the relevant facts at any given time.

In June 2016, Mr. Ross was appointed as Chief Executive Officer and became Executive Chairman of the board of directors. Under our current Board leadership structure, the Chief Executive Officer is responsible for the day-to-day leadership and performance of the Company. Mr. Grau, our President and Interim Principal Accounting Officer, focuses on the allocation of resources and the financial reporting and operational and internal controls necessary to provide accurate and timely financials for which the Audit Committee, chaired by Mr. Cochennet, has oversight over.

Risk Oversight

Our board of directors will oversee a company-wide approach to risk management. Our board of directors will determine the appropriate risk level for us generally, assess the specific risks faced by us and review the steps taken by management to manage those risks. While our board of directors will have ultimate oversight responsibility for the risk management process, its committees will oversee risk in certain specified areas.

Specifically, our compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers. Our audit committee oversees management of enterprise risks and financial risks, as well as potential conflicts of interests. Our board of directors is responsible for overseeing the management of risks associated with the independence of our board of directors.

Code of Business Conduct and Ethics

Our board of directors adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees. A copy of this code will be available on our website. We intend to disclose on our website any amendments to the Code of Business Conduct and Ethics and any waivers of the Code of Business Conduct and Ethics that apply to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions.

Family Relationships

There are no family relationships among our directors and/or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past 10 years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

Board Diversity

While we do not have a formal policy on diversity, our Board considers diversity to include the skill set, background, reputation, type and length of business experience of our Board members as well as a particular nominee’s contributions to that mix. Our Board believes that diversity promotes a variety of ideas, judgments and considerations to the benefit of our Company and stockholders. Although there are many other factors, the Board primarily focuses on public company board experience, knowledge of the safes and concealed self-defense products industry, or background in finance or technology, and experience operating growing businesses.

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Board Diversity Matrix (As of December 31, 2024)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	-	5	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	1	-	-
White	-	5	-	-
Two or More Ethnicities	-	1	-	-
LGBTQ+	-
Did Not Disclose Demographic Background	-

Communication with our Board

Although the Company does not have a formal policy regarding communications with the Board, stockholders may communicate with the Board by writing to us at American Rebel Holdings, Inc., at 5115 Maryland Way, Suite 303, Brentwood, TN, 37027, Attention: Corporate Secretary. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Nominations to the Board

Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the stockholders, diversity, and personal integrity and judgment.

In addition, directors must have the time available to devote to Board activities and to enhance their knowledge in the growing of our business. Accordingly, we have sought to attract and retain highly qualified independent directors who have the sufficient time to attend to their substantial duties and responsibilities to the Company.

Director Nominations

As of December 31, 2024, we did not make any material changes to the procedures by which our stockholders may recommend nominees to our Board. In June of 2024, the Company and its stockholders approved the election and continuation of the then current board members until the next annual stockholders meeting.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between our Board and the Board or the compensation committee of any other company, nor has any interlocking relationship existed in the past.

Limitation of Liability of Directors

Pursuant to the Nevada General Corporation Law, American Rebel’s articles of incorporation exclude personal liability for its directors for monetary damages based upon any violation of their fiduciary duties as directors, except as to liability for any breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or any transaction from which a director receives an improper personal benefit. This exclusion of liability does not limit any right which a director may have to be indemnified and does not affect any director’s liability under federal or applicable state securities laws. American Rebel has agreed to indemnify its directors against expenses, judgments, and amounts paid in settlement in connection with any claim against a director if he acted in good faith and in a manner he believed to be in American Rebel’s best interests.

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Executive Officers

The following table sets forth certain information regarding American Rebel’s current executive officers. American Rebel’s executive officers serve at the discretion of the board of directors, unless otherwise governed by employment contracts.

Name	Age	Position
Charles A. Ross, Jr.	58	Chief Executive Officer, Executive Chairman and Principal Executive Officer
Doug E. Grau	62	President, Interim Principal Accounting Officer
Corey Lambrecht	55	Chief Operating Officer

Charles A. Ross, Jr. has been American Rebel’s chief executive officer since June 20, 2016. See Mr. Ross’ biography on page above.

Doug E. Grau is currently our President and Interim Principal Accounting Officer. Mr. Grau served as a director from February, 2020 through November, 2023. From 2014 through the present, he has served as a director of American Rebel, Inc. Mr. Grau has produced three musical CDs for Andy Ross, the musician, and has worked with Andy Ross, the musician and the business executive in various capacities for more than thirteen years. Mr. Grau worked as an executive at Warner Bros. Records Nashville (nka Warners Records) for more than fifteen years, developing the unique talents of Travis Tritt, Little Texas, David Ball, Jeff Foxworthy, Bill Engvall, Larry the Cable Guy, Ron White, and various others. Mr. Grau graduated from Belmont University in Nashville in 1985 with a Bachelor’s of Arts (“B.A.”) degree in Business Administration.

Corey Lambrecht has been American Rebel’s chief operating officer since November, 2023. See Mr. Lambrecht’s biography on page 6 above.

Executive Compensation

General Philosophy

During 2023 and 2024, the compensation committee of the board of directors was solely responsible for establishing and administering our executive and director compensation plans.

Executive Compensation

The following table sets forth the compensation we paid to our current executive officer(s) during the fiscal years ended December 31, 2024 and 2023, respectively:

SUMMARY COMPENSATION TABLE
Name and		Salary		Bonus	Stock Awards		All Other Compensation	Total
principal position	Year	($)		($)	($)		($)	($)
(a)	(b)	(c)		(d)	(e)		(i)	(j)
Charles A. Ross, Jr. (1)	2024	341,760	(2)	256,320	-		-	598,080
Chief Executive Officer	2023	228,667		90,000	1,250,000	(3)	-	1,568,667

Doug E. Grau(4)	2024	277,680	(5)	-	-		-	277,680
President	2023	124,456		60,000	1,250,000	(6)	-	1,434,456

Corey Lambrecht(7)	2024	277,680	(8)	208,260	-		-	485,940
Chief Operating Officer	2023	10,000		-	625,000	(9)	-	635,000

(1)	On January 1, 2021, the Company entered into a five-year employment agreement with Mr. Ross, with a base annual salary of $180,000. In 2023 the employment agreement was amended to extend the termination date to December 31, 2026 and increase Mr. Ross’ salary to $325,000 per year, and allows for annual increases not to be less than the year-over-year increase in the U.S. Consumer Price Index, which is reflected above.

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(2)	Includes $111,788.01 of accrued salary as of December 31, 2024.
(3)	Deemed value of 40,634 shares of common stock authorized for issuance on December 30, 2023 pursuant to the LTIP. In addition, deemed value of the Equity Awards materially modified during the year ended December 31, 2023 of previously issued 50,000 shares of Series A preferred stock; the Series A preferred stock had its rights modified on October 31, 2023 allowing for the conversion into 25,000,000 common stock equivalent shares. We initially have recognized $1,250,000 as a charge due to the modification of the share-award grant on October 31, 2023 (the modification date). We valued the shares granted and earned out, as well as the additional shares granted but not earned out in accordance with ASC 718 and employee share-awards. Market value for our publicly traded stock at the time of modification of the terms of the Series A preferred stock for Mr. Ross’s shares was $0.05. We believe that Mr. Ross will have performed all of the necessary performance measures of his employment, thereby placing none of the Series A preferred stock and its common stock equivalents at risk of forfeiture.
(4)	On January 1, 2021, the Company entered into a five-year employment agreement with Mr. Grau, with a base annual salary of $120,000. In 2023 the employment agreement was amended to extend the termination date to December 31, 2026 and increase Mr. Grau’s salary to $265,000 per year, and allows for annual increases not to be less than the year-over-year increase in the U.S. Consumer Price Index, which is reflected above.
(5)	Includes $248,224.01 of accrued salary as of December 31, 2024.
(6)	Deemed value of 27,089 shares of common stock authorized for issuance on December 30, 2023 pursuant to the LTIP. In addition, deemed value of the Equity Awards materially modified during the fiscal year Ending December 31, 2023 of previously issued 50,000 shares of Series A preferred stock; the Series A preferred stock had its rights modified on October 31, 2023 allowing for the conversion into 25,000,000 common stock equivalent shares. We initially have recognized $1,250,000 as a charge due to the modification of the share-award grant on October 31, 2023 (the modification date). We valued the shares granted and earned out, as well as the additional shares granted but not earned out in accordance with ASC 718 and employee share-awards. Market value for our publicly traded stock at the time of modification of the terms of the Series A preferred stock for Mr. Grau’s shares was $0.05. We believe that Mr. Grau will have performed all of the necessary performance measures of his employment, thereby placing none of the Series A preferred stock and its common stock equivalents at risk of forfeiture.
(7)	On November 20, 2023, the Company entered into a three-year employment agreement with Mr. Lambrecht, with an annual base salary of $260,000, and allows for annual increases not to be less than the year-over-year increase in the U.S. Consumer Price Index, which is reflected above. Prior to becoming an executive officer, Mr. Lambrecht served as the Company’s lead independent director and was compensated as set forth below under Director Compensation.
(8)	Includes $220,197.89 of accrued salary as of December 31, 2024.
(9)	Deemed value of the 25,000 shares of Series A preferred stock convertible into 12,500,000 common stock equivalent shares issued to Mr. Lambrecht on November 20, 2023. We initially recognized $625,000 as a charge for the share-award grant. We valued the shares granted and earned out, as well as the additional shares granted but not earned out in accordance with ASC 718 and employee share-awards. Market value for our publicly traded stock at the time of grant for Mr. Lambrecht’s shares was $0.05. We believe that Mr. Lambrecht will have performed all of the necessary performance measures of his employment, thereby placing none of the Series A preferred stock and its common stock equivalents at risk of forfeiture.

Employment Agreements

Effective January 1, 2021, the Company entered into employment agreements with Charles A. Ross, Jr., its Chief Executive Officer, and Doug E. Grau, its President. These agreements were amended in April of 2021 and November of 2023. On November 20, 2023, the Company entered into an employment agreement with Corey Lambrecht, its Chief Operating Officer.

Charles A. Ross, Jr. Employment Agreement and Amendments

In general, Mr. Ross’ employment agreement contains provisions concerning terms of employment, voluntary and involuntary termination, indemnification, severance payments, and other termination benefits, in addition to a non-compete clause and certain other perquisites.

The term of Mr. Ross’ employment agreement, as amended, runs from January 1, 2021 until December 31, 2026.

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Mr. Ross’ employment agreement provides for an initial annual base salary of $180,000, which may be adjusted by the Board of the Company. As of the date of this Annual Report Mr. Ross’ annual base salary is $325,000.

In addition, Mr. Ross is eligible to receive annual short term incentive bonuses as determined by a review at the discretion of the Company’s Board.

Further, the Company granted and issued Mr. Ross 50,000 shares of Series A - Super Voting Convertible preferred stock. Pursuant to the amendment to his employment agreement, the Company issued 50,000 shares of common stock to Mr. Ross and the amendment established a vesting schedule. Typically, a 20/20/20/20/20 vesting of the shares beginning on January 1, 2024 and ending on January 1, 2028.

In the event of a termination of employment with the Company by the Company without “cause” or by Mr. Ross for “Good Reason” (as defined in the employment agreement), Mr. Ross would receive: (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment; (ii) a lump sum payment equal to 12-months base salary; and (iii) immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

In the event of a termination of employment with the Company by the Company for “cause” (as defined in the employment agreement), by reason of incapacity, disability or death, Mr. Ross, or his estate, would receive a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment, disability or death.

In the event of a termination of Mr. Ross’ employment with the Company by reason of change in control (as defined in the employment agreement), Mr. Ross, would receive: (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment; (ii) a lump sum payment equal to twelve (12) months’ Salary plus 100% of his prior year’s Bonus; and (iii) and immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

The above description of Mr. Ross’ employment agreement is qualified in its entirety by reference to the full text of that agreement, a copy of which was attached as Exhibit 10.2 to the Form 8-K filed on March 2, 2021. A copy of the first amendment to Mr. Ross’ employment agreement was attached as Exhibit 10.42 to the Form 10-K filed on May 17, 2021. A copy of the second amendment to Mr. Ross’ employment agreement was attached as Exhibit 10.3 to the Form 8-K filed on November 24, 2023.

Doug E. Grau Employment Agreement and Amendments

In general, Mr. Grau’s employment agreement contains provisions concerning terms of employment, voluntary and involuntary termination, indemnification, severance payments, and other termination benefits, in addition to a non-compete clause and certain other perquisites.

The term of Mr. Grau’s employment agreement, as amended, runs from January 1, 2021 until December 31, 2026.

Mr. Grau’s employment agreement provides for an initial annual base salary of $120,000, which may be adjusted by the Board of the Company. As of the date of this Annual Report Mr. Grau’s annual base salary is $265,000.

In addition, Mr. Grau is eligible to receive annual short term incentive bonuses as determined by a review at the discretion of the Company’s Board.

Further, the Company granted and issued Mr. Grau 50,000 shares of Series A - Super Voting Convertible preferred stock. Pursuant to the amendment to his employment agreement, the Company previously issued 50,000 shares of common stock to Mr. Grau and the amendment established a vesting schedule. Typically, a 20/20/20/20/20 vesting of the shares beginning on January 1, 2024 and ending on January 1, 2028.

In the event of a termination of employment with the Company by the Company without “cause” or by Mr. Grau for “Good Reason” (as defined in the employment agreement), Mr. Grau would receive: (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment; (ii) a lump sum payment equal to 12-months base salary; and (iii) immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

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In the event of a termination of employment with the Company by the Company for “cause” (as defined in the employment agreement), by reason of incapacity, disability or death, Mr. Grau, or his estate, would receive a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment, disability or death.

In the event of a termination of Mr. Grau’s employment with the Company by reason of change in control (as defined in the employment agreement), Mr. Grau, would receive: (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment; (ii) a lump sum payment equal to twelve (12) months’ Salary plus 100% of his prior year’s Bonus; and (iii) and immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

The above description of Mr. Grau’s employment agreement is qualified in its entirety by reference to the full text of that agreement, a copy of which was attached as Exhibit 10.2 to the Form 8-K filed on March 2, 2021. A copy of the first amendment to Mr. Grau’s employment agreement was attached as Exhibit 10.43 to the Form 10-K filed on May 17, 2021. A copy of the second amendment to Mr. Grau’s employment agreement was attached as Exhibit 10.4 to the Form 8-K filed on November 24, 2023.

Corey Lambrecht Employment Agreement

In general, Mr. Lambrecht’s employment agreement contains provisions concerning terms of employment, voluntary and involuntary termination, indemnification, severance payments, and other termination benefits, in addition to a non-compete clause and certain other perquisites.

The original term of Mr. Lambrecht’s employment agreement runs from November 20, 2023 until December 31, 2026. Mr. Lambrecht’s employment agreement provides for an initial annual base salary of $260,000, which may be adjusted by the board of directors of the Company. In addition, Mr. Lambrecht is eligible to receive annual short term incentive bonuses as determined by a review at the discretion of our board of directors.

Further, we granted and issued Mr. Lambrecht 25,000 shares of Series A - Super Voting Convertible Preferred Stock. Conversion of the Series A – Super Voting Convertible Preferred Stock shall vest as follows: Twenty-five percent (25%) shall vest immediately and be convertible into shares of common stock, the remainder shall vest (25/25/25) and shall be convertible into shares of common stock equally on January 1, 2024, January 1, 2025 and January 1, 2026.

In the event of a termination of employment with the Company by the Company without “cause” or by Mr. Lambrecht for “Good Reason” (as defined in the employment agreement), Mr. Lambrecht would receive: (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment; (ii) a lump sum payment equal to 12-months base salary; and (iii) immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

In the event of a termination of employment with the Company by the Company for “cause” (as defined in the employment agreement), by reason of incapacity, disability or death, Mr. Lambrecht, or his estate, would receive a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment, disability or death.

In the event of a termination of Mr. Lambrecht’ employment with the Company by reason of change in control (as defined in the employment agreement), Mr. Lambrecht, would receive: (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment; (ii) a lump sum payment equal to twelve (12) months’ Salary plus 100% of his prior year’s Bonus; and (iii) and immediate vesting of all equity awards (including but not limited to stock options and restricted shares).

The above description of Mr. Lambrecht’s employment agreement is qualified in its entirety by reference to the full text of that agreement, a copy of which was attached as Exhibit 10.2 to the Form 8-K filed on November 24, 2023.

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Options Exercised and Stock Vested Table

None of the named executive officers exercised any stock options, nor were there any restricted stock units held by our named executive officers vested, during the fiscal years ended December 31, 2024 and December 31, 2023.

Outstanding Equity Awards at Fiscal Year-end Table

None of the named executive officers held any unexercised options and unvested stock awards previously awarded as of December 31, 2024.

Potential Payments upon Termination or Change-in-Control

SEC regulations state that we must disclose information regarding agreements, plans or arrangements that provide for payments or benefits to our executive officers in connection with any termination of employment or change in control of the company. On January 1, 2021 we entered into employment agreements with Charles A. Ross, Jr. and Doug E. Grau. On November 20, 2023 we entered into an employment agreement with Corey Lambrecht. These agreements provide for certain payments to be made in the event of a termination of their employment agreements by reason of change in control (as defined in the employment agreements). Each of them would receive: (i) a lump sum payment equal to all earned but unpaid base salary through the date of termination of employment (not applicable to Smith as he receives no salary); (ii) a lump sum payment equal to twelve (12) months’ salary plus 100% of his or her prior year’s bonus; and (iii) and immediate vesting of all equity awards (including but not limited to stock options and restricted shares). The following changes were made to these agreements for the year ended December 31, 2023, Mr. Ross and Mr. Grau entered into second amendments to their agreements effectively extending the termination date of the employment agreements for each.

Retirement Plans

We do not offer any annuity, pension, or retirement benefits to be paid to any of our officers, directors, or employees in the event of retirement.

Compensation of Directors

In March of 2022, our Board adopted compensation specific to and for non-employee directors. Non-employee directors are entitled to receive compensation of $60,000 per year for their service. In 2022 such compensation was paid in restricted shares of the Company’s Common Stock at a price determined by the average monthly closing price for each month in service. In 2023 the Company’s Compensation Committee agreed to review how the board would be compensated for their service and has yet to make a final determination. Board members are also paid nominal cash fees and reimbursement of costs for director and committee meetings.

On September 20, 2023, the Company issued 24,129 shares of common stock pursuant to the Company’s board compensation plan for its independent directors for the first two quarters of 2023. The shares were valued at $18,096.75 with a per share value of $0.75 which was the Company’s common stock closing market price on the grant date as well as the issuance date. The Company recognized approximately $228,000 in gain on settlement of debt through the issuance of 24,129 shares of common stock to its independent directors on this date. Shares were issued to Messrs. Lambrecht, Smith, and Yonika to settle all amounts due to them under the stock compensation portion of the independent director’s plan through June 30, 2023.

See Transactions with Related Parties for the complete detail of the independent director’s compensation and issuance of shares. The tax value attributed to the shares of common stock issued was significantly less than the deemed value that the Company reported for each period. Due to the declining market value of the Company’s common stock and the closing price on the date the shares were issued, as stated above, the Company recognized a gain associated with settling the independent directors’ services with equity.

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The following table sets forth summary compensation information for the year ended December 31, 2024 for each of our non-employee directors.

Name	Fees Earned or Paid in Cash $	Stock Awards $	Option Awards $	All Other Compensation $		Total $
Michael Dean Smith	$-	$-	$-	$60,000	(1)(2)	$60,000

C. Stephen Cochennet	$-	$-	$-	$60,000	(1)(3)	$60,000

Larry Sinks	$-	$-	$-	$60,000	(1)(4)	$60,000

(1)	For the year ended December 31, 2024, our non-employee directors were eligible for the payment of $60,000 per year as a non-employee director fee for their services.
(2)	As of December 31, 2024, Mr. Smith had $90,000 in accrued board fees and $33,000 in meeting and other fees.
(3)	As of December 31, 2024, Mr. Cochennet had $90,000 in accrued board fees and $19,875 in meeting and other fees.
(4)	As of December 31, 2024, Mr. Sinks had $70,000 in accrued board fees and $33,000 in meeting and other fees.

Certain Relationships and Related Transactions

The following information summarizes transactions we have either engaged in for the past two fiscal years or propose to engage in, involving our executive officers, directors, more than 5% stockholders, or immediate family members of these persons. These transactions were negotiated between related parties without “arm’s length” bargaining and, as a result, the terms of these transactions may be different than transactions negotiated between unrelated persons.

Other than as set forth below, we were not a party to any transactions or series of similar transactions that have occurred during fiscal 2024 in which:

●	The amounts involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years ($106,432); and
●	A director, executive officer, holder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Transactions with Related Parties

The following includes a summary of transactions since January 1, 2022 to which we have been a party in which the amount involved exceeded or will exceed $106,432, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation.” We describe below certain other transactions with our directors, executive officers and stockholders.

On December 27, 2022, pursuant to the Company’s Long-Term Incentive Plan, Mr. Ross was awarded 4,153 shares of common stock; however, such shares have not been issued as of the date of this Annual Report.

On December 27, 2022, pursuant to the Company’s Long-Term Incentive Plan, Mr. Grau was awarded 2,237 shares of common stock; however, such shares have not been issued as of the date of this Annual Report.

Corey Lambrecht was an independent director of the Company’s board of directors through November 20, 2023. On July 1, 2023, the Company authorized 8,132 shares of common stock to Mr. Lambrecht for his services as a non-employee or independent director of the Board as full payment for his services from February 8, 2022 through June 30, 2023. The Company accrued board compensation due and owing to Mr. Lambrecht from July 1, 2023 through November 20, 2023 of approximately $23,333 which shall be settled in shares of the Company’s common stock based on the formula for non-employee directors of Board.

Michael Dean Smith was an independent director of the Company’s board of directors. On July 1, 2023, the Company authorized 8,132 shares of common stock to Mr. Smith for his services as a non-employee or independent director of the Board as full payment for his services from February 8, 2022 through June 30, 2023. The Company accrued board compensation due and owing to Mr. Smith from July 1, 2023 through December 31, 2023 of approximately $30,000 which shall be settled in shares of the Company’s common stock based on the formula for non-employee directors of Board.

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C. Stephen Cochennet was an independent director of the Company’s board of directors. On July 1, 2023, the Company authorized 2,203 shares of common stock to Mr. Cochennet for his services as a non-employee or independent director of the Board as full payment for his services from May 9, 2023 through June 30, 2023. The Company accrued board compensation due and owing to Mr. Cochennet from July 1, 2023 through December 31, 2023 of approximately $30,000 which shall be settled in shares of the Company’s common stock based on the formula for non-employee directors of Board.

Ken Yonika was a former independent director of the Company’s board of directors. On July 1, 2023, the Company authorized 5,662 shares of common stock to Mr. Yonika for his services as a non-employee or independent director of the Board as full payment for his services from February 8, 2022 through April 4, 2023.

On September 20, 2023 the Company issued 24,129 shares of common stock pursuant to the Company’s board compensation plan. The shares were valued at $18,096.75 with a per share value of $0.75 which was the Company’s common stock closing market price on the grant date and the date of issuance. The Company recognized approximately $228,000 in gain on the settlement of a financial obligation through the issuance of common stock on this date. The Company’s non-employee directors plan provides for the accrual of independent board fees with the compensatory factor to be settled in the average price of the Company’s common stock for the month of service. Relatively speaking the Company was not able to book the gain on settlement from the decreasing stock price until the shares were issued as it was uncertain that the share price of the Company’s common stock would not increase until the actual issuance date.

The Company leases multiple facilities from Utah–Tennessee Holding Company, LLC and Champion Holdings, LLC, two companies owned by former Champion Entities founder and Chief Executive Officer Mr. Crosby. The Company believes these facilities are adequate for its needs at this time and are priced at or below market rate.

During November 2023 the Company amended the terms of its Series A preferred stock to reflect the conversion at the right of the holder into common stock of the Company.

As of the January 1, 2024 Messrs. Ross and Grau each have vested ownership in 10,000 shares of Series A Preferred Stock, which are currently convertible into 5,000,000 shares of common stock at the option of the respective holder. This does not include for each, Messrs. Ross and Grau, an additional 40,000 shares of Series A Preferred stock, which are convertible, equally each year starting on January 1, 2025 and for an additional three years, into shares of common stock at a rate of 500 to 1. Furthermore, each share of Series A Preferred Stock is entitled to cast one thousand (1,000) votes for each share held of the Series A Preferred stock on all matters presented to the stockholders of the Company for a vote until such shares are converted into common stock of the Company. As of December 31, 2023 the Company has not determined the compensatory value associated with the shares of the Series A Preferred Stock. Prior to November 20, 2023 the Series A Preferred Stock was not afforded the conversion feature and was not exercisable until the 1st of January 2024 for both Messrs. Ross and Grau. Prior to this date for Messrs. Ross and Grau the Series A Preferred Stock was not convertible into common stock and only enjoyed the super voting rights or provision available to it. Upon conversion into common stock of the Company by the holder the Company will be required to record equity compensation to holder under ASC 718 as to the fair value of the shares received at that time under the conversion. The Company for purposes of its financial statements is required to disclose the fair value of the shares that were beneficially owned at the end of each reporting period based on its intrinsic value. That value will change from reporting period to reporting period based on the publicly traded value of the Company’s common stock on such date. Based on the closing price of the Company’s common stock as of January 2, 2024 this would approximate $1,525,000 each in additional compensation for Messrs. Ross and Grau, respectively and would be subject to adjustment based on the closing price of the Company’s common stock on March 31, 2024.

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As of the January 1, 2024 Mr. Lambrecht has vested ownership in 12,500 shares of Series A Preferred Stock, which are currently convertible into 6,250,000 shares of common stock at the option of Mr. Lambrecht. This does not include for Mr. Lambrecht an additional 37,500 shares of Series A Preferred stock, which are convertible, equally every year starting on January 1, 2025 and for two additional years, into shares of common stock at a rate of 500 to 1. Furthermore, each share of Series A Preferred Stock is entitled to cast one thousand (1,000) votes for each share held of the Series A Preferred stock on all matters presented to the stockholders of the Company for a vote until such shares are converted into common stock of the Company. As of December 31, 2023 the Company has not determined the compensatory value associated with the shares of the Series A Preferred Stock. Prior to November 20, 2023 the Series A Preferred Stock was not afforded the conversion. Prior to this date the Series A Preferred Stock was not convertible into common stock and only had the super voting rights or provision available to it. Upon conversion into common stock of the Company by the holder the Company will be required to record equity compensation to holder under ASC 718 as to the fair value of the shares received at that time. The Company for purposes of its financial statements is required to disclose the fair value of the shares that were beneficially owned at the end of each reporting period based on its intrinsic value. That value will change from reporting period to reporting period based on the publicly traded value of the Company’s common stock on such date. Based on the closing price of the Company’s common stock as of December 31, 2023 (with respect to the 6,250 shares of Series A Preferred Stock vested on November 20, 2023) this would approximate $968,750 in additional compensation to Mr. Lambrecht on December 31, 2023. Based on the closing price of the Company’s common stock as of January 2, 2024 (with respect to the 6,250 shares of Series A Preferred Stock vested on January 1, 2024) this would approximate $953,125 in additional compensation to Mr. Lambrecht and would be subject to adjustment based on the closing price of the Company’s common stock on March 31, 2024.

Other than the foregoing, none of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company’s outstanding shares of its common stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred during the past fiscal year, or in any proposed transaction, which has materially affected or will affect the Company.

Review, Approval or Ratification of Transactions with Related Persons

Although we adopted a Code of Ethics, we still rely on our Board to review related party transactions on an ongoing basis to prevent conflicts of interest. Our Board reviews a transaction in light of the affiliations of the director, officer or employee and the affiliations of such person’s immediate family. Transactions are presented to our Board for approval before they are entered into or, if this is not possible, for ratification after the transaction has occurred. If our Board finds that a conflict of interest exists, then it will determine the appropriate remedial action, if any. Our Board approves or ratifies a transaction if it determines that the transaction is consistent with the best interests of the Company.

PROPOSAL 2. RATIFY the appointment of GBQ PARTNERS LLC as auditors for the next year

American Rebel’s board of directors selected GBQ Partners LLC (“GBQ”) as its independent auditor for the fiscal year ending December 31, 2025, and the board is asking stockholders to ratify that selection. Although current law, rules, and regulations require American Rebel’s independent auditor to be engaged, retained, and supervised by the audit committee of the board of directors, American Rebel’s board considers the selection of the independent auditor to be an important matter of stockholder concern and is submitting the selection of GBQ for ratification by stockholders as a matter of good corporate practice.

It is expected that a representative of GBQ will not be present at the annual meeting.

The vote of holders of common stock holding in the aggregate a majority of the voting power of American Rebel’s stock present at the meeting is required to approve the ratification of the selection of GBQ.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AFFIRMATION OF GBQ AS AUDITORS FOR THE NEXT YEAR.

Prior Auditor Fees

On May 6, 2024, the Company dismissed BF Borgers CPA PC (“BF Borgers”) as its independent registered public accounting firm. The Company’s audit committee unanimously approved the decision to dismiss BF Borgers as a result of a May 3, 2024 order instituting settled administrative and cease-and-desist proceedings by the SEC against BF Borgers and its sole audit partner, Benjamin F. Borgers CPA, permanently barring Mr. Borgers and BF Borgers from appearing or practicing before the SEC as an accountant.

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On May 13, 2024, the audit committee approved the engagement of GBQ as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024 and the reaudits of the years ended December 31, 2023 and 2022.

BF Borgers’ reports on the financial statements of the Company for the fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph relating to the Registrant’s ability to continue as a going concern.

The following table presents the fees for professional audit services rendered by GBQ for the audit of the Company’s annual financial statements for the years ended December 31, 2024 and December 31, 2023. All services reflected in the following fee table for 2024 and 2023 were pre-approved, respectively, in accordance with the policy of the Board.

	December 31, 2024	December 31, 2023
Audit fees (1)	$215,000	$117,500
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-
Total Fees	$215,000	$117,500

Notes:

(1)	Audit fees consist of audit and review services filed with the SEC for the years ended December 31, 2024 and 2023.

The following table presents the fees for professional audit services rendered by the Company’s previous auditor, BF Borgers for the audit of the Company’s annual financial statements for the year ended December 31, 2023 and fees billed for other services rendered by BF Borgers during those periods. All services reflected in the following fee table for 2023 and 2022 were pre-approved, respectively, in accordance with the policy of the Board.

December 31, 2023
Audit fees (1)	$445,500
Audit-related fees	-
Tax fees	-
All other fees	-
Total Fees	$445,500

Notes:

(1)	Audit fees consist of audit and review services, consent and review of documents filed with the SEC for year ended December 31, 2023.

In its capacity, the audit committee of the Board pre-approves all audit (including audit-related) and permitted non-audit services to be performed by the independent auditors. The committee will annually approve the scope and fee estimates for the year-end audit to be performed by the Company’s independent auditors for the fiscal year. With respect to other permitted services, the committee pre-approves specific engagements, projects and categories of services on a fiscal year basis, subject to individual project and annual maximums. To date, the Company has not engaged its auditors to perform any non-audit related services.

PROPOSAL 3. APPROVE/RATIFY THE ADOPTION OF THE SIP

On April 2, 2025, Company’s board of directors approved the establishment of a 2025 Stock Incentive Plan (the “SIP”). Further, on April 2, 2025, holders of 300 shares of common stock and 124,812 shares of Series A Preferred, whereby each share of Series A Preferred is entitled to cast one thousand (1,000) votes for each share held on all matters presented to the stockholders of the Company for a stockholder vote, thereby allowing such common stock and Series A Preferred to cast votes totaling 124,812,300 shares of common stock (in excess of 99% of the voting power as of such date), delivering an executed written consent approving the adoption of the SIP.

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The SIP is intended to enable the Company to continue to attract able employees and consultants and to provide a means whereby those individuals upon whom the responsibilities rest for growth of the Company, and whose present and potential contributions are of importance, can acquire and maintain Common Stock ownership, thereby strengthening their concern for the Company’s welfare. The aggregate maximum number of shares of Common Stock (including shares underlying options) that may be issued under the SIP pursuant to past or future awards of Restricted Shares, Shares underlying the conversion of currently outstanding preferred stock issued for services or Options will be limited to 500,000 shares of Common Stock. The number of shares of Common Stock that are the subject of awards under the SIP which are forfeited or terminated, are settled in cash in lieu of shares of Common Stock or in a manner such that all or some of the shares covered by an award are not issued to a participant or are exchanged for awards that do not involve shares will again immediately become available to be issued pursuant to awards granted under the SIP. If shares of Common Stock are withheld from payment of an award to satisfy tax obligations with respect to the award, those shares of Common Stock will be treated as shares that have been issued under the SIP and will not again be available for issuance under the SIP.

The purpose of the SIP is to offer all our employees, directors, and key consultants an opportunity to acquire a proprietary interest in our success and remain in service to the Company and to attract new employees, directors and consultants. The SIP provides both for the direct award of shares, for the grant of options to purchase shares, as well as for the grant of Stock Appreciation Rights (SARs). Options granted under the SIP may include non-statutory options as well as incentive stock options intended to qualify under Section 422 of the Internal Revenue Code.

The Board of Directors believes that it is in the best interests of the Company and our stockholders to approve/ratify the SIP. There are relatively few shares available for grant under the existing stock incentive plans of the Company. The Board believes that equity awards assist in retaining, motivating and rewarding employees, executives and consultants by giving them an opportunity to obtain long-term equity participation in the Company. In addition, equity awards are an important contributor to aligning the incentives of the Company’s employees with the interests of our stockholders. The Board also believes equity awards are essential to attracting new employees and retaining current employees. Further, the granting of options to new and existing employees frequently permits the Company to pay lower salaries than otherwise might be the case. The Board of Directors believes that to remain competitive with other companies in our long-term incentive plans, the Company must continue to provide employees with the opportunity to obtain equity in the Company and that an inability to offer equity incentives to new and current employees would put the Company at a competitive disadvantage in attracting and retaining qualified personnel.

Summary of the 2025 Stock Incentive Plan

The following paragraphs provide a summary of the principal features of the SIP and its operation. The following summary is qualified in its entirety by reference to the SIP as set forth in Appendix A to this Proxy Statement.

Objectives. The objective of the SIP is to provide incentives to our key employees, directors and consultants to achieve financial results aimed at increasing stockholder value and attracting talented individuals to us. Persons eligible to be granted stock options or restricted stock under the SIP will be those persons whose performance, in the judgment of the Compensation Committee of our Board of Directors, can have significant impact on our success.

Oversight. Our Board will administer the SIP by making determinations regarding the persons to whom options or restricted stock should be granted and the amount, terms, conditions and restrictions of the awards. The Board also has the authority to interpret the provisions of the SIP and to establish and amend rules for its administration subject to the SIP’s limitations.

Number of Shares of Common Stock Available Under the SIP. A total of 500,000 shares of our Common Stock are reserved for issuance under the SIP.

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Types of Grants. The SIP allows for the grant of incentive stock options, non-qualified stock options and restricted stock awards, including the conversion of Series D Convertible Preferred Stock previously granted to consultants into shares of Common Stock under the SIP. The SIP does not specify what portion of the awards may be in the form of incentive stock options, non-statutory options or restricted stock. Incentive stock options awarded to our employees are qualified stock options under the Internal Revenue Code.

Statutory Conditions on Stock Option—Exercise Price. Incentive stock options granted under the SIP must have an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the Common Stock on the date of grant. Non-statutory stock options may have an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of the grant.

- Dollar limit. The aggregate fair market value, determined as of the time an incentive stock option is granted, of the Common Stock with respect to which incentive stock options are exercisable by an employee for the first time during any calendar year cannot exceed $100,000. However, there is no aggregate dollar limitation on the amount of non-statutory stock options that may be exercisable for the first time during any calendar year.

- Expiration date. Any option granted under the SIP will expire at the time fixed by our Board of Directors, which cannot be more than ten years after the date it is granted or, in the case of any person who owns more than 10% of the combined voting power of all classes of our stock or of any subsidiary corporation, not more than five years after the date of grant.

- Exercisability. Our Board may also specify when all or part of an option becomes exercisable, but in the absence of such specification, the option will ordinarily be exercisable in whole or in part at any time during its term. However, the board of directors may accelerate the exercisability of any option at its discretion.

- Assignability. Options granted under the SIP are not assignable. Incentive stock options may be exercised only while we employ the optionee or within twelve months after termination by reason of death or disabilities or within three months after termination for any other reason.

Payment upon Exercise of Options. Payment of the exercise price for any option may be in cash, or with our consent, by withheld shares which, upon exercise, have a fair market value at the time the option is exercised equal to the option price (plus applicable withholding tax) or in the form of shares of Common Stock, subject to restrictions.

Restricted Stock. Our Board is authorized to grant restricted stock awards. A restricted stock grant is a grant of shares of our Common Stock, which is subject to restrictions on transferability, risk of forfeiture and other restrictions and which may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Board of Directors. A participant granted restricted stock generally has all the rights of a stockholder, unless otherwise determined by the Compensation Committee.

Merger or Sale of Assets. If we merge with or into another corporation, or sell all or substantially all our assets, any unvested Awards will vest immediately prior to closing of the event resulting in the change of control, and the Board shall have the power and discretion to provide for each award holder’s election alternatives regarding the terms and conditions for the exercise of such awards. The alternative may provide that each outstanding stock option and restricted stock award will be assumed or substituted for by the successor corporation (or a parent or subsidiary or such successor corporation). If there is no assumption or substitution of outstanding awards, the administrator will provide notice to the recipient of their alternatives regarding their right to exercise the stock option as to all the shares subject to the stock option.

Amendment and Termination of the SIP. The administrator has the authority to amend, alter, suspend, or terminate the SIP, except that stockholder approval will be required for any amendment to the SIP to the extent required by any applicable law, regulation, or Nasdaq or stock exchange rule. Any amendment, alteration, suspension, or termination will not, without the consent of the participant, materially adversely affect any rights or obligations under any stock option or restricted stock award previously granted. The SIP has a term of five (5) years beginning April 2, 2025, unless terminated earlier by the administrator.

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Federal Tax Aspects

The following summary is a brief discussion of certain federal income tax consequences to U.S. taxpayers and to the Company of stock option and restricted stock awards granted under the SIP. This summary is not intended to be a complete discussion of all the federal income tax consequences of the SIP or of all the requirements that must be met in order to qualify for the tax treatment described below. The following summary is based upon the provisions of U.S. federal tax law in effect on the date hereof, which is subject to change (perhaps with retroactive effect) and does not constitute tax advice. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed in this summary may be applicable, depending upon the personal circumstances of individual recipients and each recipient should consider his or her personal situation and consult with his or her own tax advisor with respect to the specific tax consequences applicable to him or her. The following assumes stock options have been granted at an exercise price per share at least equal to 100% of the fair market value of the Company’s common stock on the date of grant.

Tax consequences of nonqualified stock options. In general, an employee, director or consultant will not recognize income at the time of the grant of nonqualified options under the SIP. When an optionee exercises a nonqualified stock option, he or she generally will recognize ordinary income equal to the excess, if any, of the fair market value (determined on the day of exercise) of the shares of the Common Stock received over the option exercise price. The tax basis of such shares to the optionee will be equal to the exercise price paid plus the amount of ordinary income includible in his or her gross income at the time of the exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a nonqualified stock option, the optionee will have taxable capital gain or loss, measured by the difference between the amount realized on the sale or exchange and the tax basis of the shares. The capital gain or loss will be short-term or long-term depending on holding period of the shares sold.

Tax consequences of incentive stock options. In general, an employee will not recognize income on the grant of incentive stock options under the SIP. Except with respect to the alternative minimum tax, an optionee will not recognize income on the exercise of an incentive stock option unless the option exercise price is paid with stock acquired on the exercise of an incentive stock option and the following holding period for such stock has not been satisfied. For purposes of the alternative minimum tax, however, an optionee will be required to treat an amount equal to the difference between the fair market value (determined on the day of exercise) of our shares of the Common Stock received and the exercise price as an item of adjustment in computing the optionee’s alternative minimum taxable income.

An optionee will recognize long-term capital gain or loss on a sale of the shares acquired on exercise, provided the shares acquired are not sold or otherwise disposed of before the earlier of: (i) two years from the date of grant of the option, or (ii) one year from the date of exercise of the option. In general, the amount of gain or loss will equal the difference, if any, between the sale price of such shares and the exercise price. If the stock is not held for the required period of time, the optionee will recognize ordinary income to the extent the fair market value (determined on the day of exercise) of the stock exceeds the option price, but limited to the gain recognized on sale. The balance of any such gain will be a short-term or long-term capital gain (depending on the applicable holding period).

For the exercise of a stock option to qualify for the foregoing incentive stock option tax treatment, an optionee generally must be our employee continuously from the date of the grant until any termination of employment, and in the event of a termination of employment, the stock option must be exercised within three months after the termination.

Tax consequences of restricted stock awards. In general, the recipient of a stock award that is not subject to restrictions will recognize ordinary income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over the amount, if any, the recipient paid in exchange for the shares. If, however, the shares are subject to vesting or other restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture) when the shares are granted (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the shares becomes vested or the restrictions otherwise lapse, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of vesting (or the date of the lapse of a restriction) less the amount, if any, the recipient paid in exchange for the shares. If the shares are forfeited under the terms of the restricted stock award, the recipient will not recognize income and will not be allowed an income tax deduction with respect to the forfeiture.

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A recipient may file an election under Section 83(b) of the Internal Revenue Code with the Internal Revenue Service within thirty (30) days of his or her receipt of a restricted stock award to recognize ordinary income, as of the award date, equal to the excess, if any, of the fair market value of the shares on the award date less the amount, if any, the recipient paid in exchange for the shares. If a recipient makes a Section 83(b) election, then the recipient will not otherwise be taxed in the year the vesting or restriction lapses, and, if the stock award is forfeited, he or she will not be allowed an income tax deduction. If the recipient does not make a Section 83(b) election, dividends paid to the recipient on the shares prior to the date the vesting or restrictions lapse will be treated as compensation income.

The recipient’s tax basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus the amount includible in his or her gross income as compensation in respect of such shares.

Withholding and other consequences. Any compensation includible in the gross income of a recipient will be subject to appropriate federal and state income tax withholding.

Tax effect for the Company. We are generally entitled to an income tax deduction in connection with a stock option or restricted stock award granted under the SIP in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, the exercise of a nonqualified stock option). Special rules may limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers under Section 162(m) of the Internal Revenue Code to the extent that annual compensation paid to any of the foregoing individuals exceeds $1,000,000.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF STOCK OPTIONS, STOCK APPRECIATION RIGHTS, AND RESTRICTED STOCK AWARDS UNDER THE SIP. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A RECIPIENT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY STATE OR FOREIGN COUNTRY IN WHICH THE RECIPIENT MAY RESIDE. THE FOREGOING SUMMARY IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, TO AVOID PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the votes cast will be required to ratify the adoption of the SIP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE/RATIFY THE 2025 STOCK INCENTIVE PLAN.

PROPOSAL 4. APPROVE/RATIFY THE PRIVATE PLACEMENTS

American Rebel is subject to the Nasdaq Listing Rules because its Common Stock is currently listed on The Nasdaq Capital Market (“Nasdaq”). The issuance or potential issuance of shares of Common Stock in connection with the Private Placements implicates Nasdaq Listing Rule 5635, which requires prior stockholder approval in order to maintain our listing on Nasdaq. Nasdaq Listing Rule 5635(d) requires stockholder approval prior to a transaction, other than a public offering, involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or substantial stockholders of the issuer, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the closing price immediately preceding the signing of the binding agreement; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement. As of the signing date of each of the definitive documents to issue the Securities under the Private Placements, the Company could not issue shares of Common Stock pursuant to the Private Placements in excess of the Rule 5635 limitations, unless the issuances of such shares was approved by our stockholders.

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The approval of the Private Placements and issuance of the Securities for purposes of Nasdaq Listing Rule 5635 was taken by written consent pursuant to NRS 78.320, which provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The American Rebel board of directors (the “Board”) adopted resolutions approving the Private Placements and issuance of the Securities and recommended that the stockholders vote in favor of the Private Placements and issuance of the Securities. In connection with the adoption of these resolutions, on April 2, 2025, holders of 300 shares of common stock and 124,812 shares of Series A Preferred, whereby each share of Series A Preferred is entitled to cast one thousand (1,000) votes for each share held on all matters presented to the stockholders of the Company for a stockholder vote, thereby allowing such common stock and Series A Preferred to cast votes totaling 124,812,300 shares of common stock (in excess of 99% of the voting power as of such date), delivering an executed written consent approving the Private Placements and issuance of Securities thereunder.

Description of the Private Placements

Investor Name(s)	Type of Investment	Investment Date	# of Shares Issuable

Bakay Capital Fund, LP	OID Note Conversion	April 4, 2025	411,400

Silverback Capital Corporation	Second Settlement Agreement and Stipulation	April 2, 2025	3,000,000 (reserved)*

1800 Diagonal Lending	Promissory Note	February 10, 2025	679,631 (reserved)*
	Promissory Note	March 3, 2025	948,153 (reserved)*
	Promissory Note	April 7, 2025	742,086 (reserved)*
	Promissory Note	April 10, 2025	625,038 (reserved)*

* Reserve amounts are merely estimates based upon agreed upon share reserves for estimated conversions. Such share amounts may increase, sometimes substantially, based upon conversion terms and discounts to the market price of the Company’s common stock.

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Bakay Capital Fund, LP

On January 10, 2025, the Company entered into a six-month promissory note with Bakay Capital Fund, LP in the principal amount of $617,100. An original issue discount of $117,100 was applied to the note on the issuance date and was paid through the issuance of 15,613 shares of the Company’s Series D Convertible Preferred Stock, resulting in net loan proceeds to the Company of $500,000. On April 4, 2025, the Company entered into a conversion agreement with Bakay Capital, whereby Bakay Capital agreed to convert all $617,100 of the principal amount owed under its OID Note dated January 10, 2025 into 82,280 shares of Series D Convertible Preferred Stock, which are convertible into 411,400 shares of common stock. Bakay Capital agreed to limit the amount of stock received to less than 4.99% of the total outstanding common stock. The Company granted Bakay Capital piggy-back registration rights on the shares of common stock issuable upon conversion of the Series D Convertible Preferred Stock. The foregoing description of the Bakay Capital note and of all of the parties’ rights and obligations under the note are qualified in their entirety by reference to the note, a copy of the Bakay Capital note was filed as Exhibit 10.2 to the Current Report on Form 8-K filed on January 13, 2025.

Silverback Capital Corporation

On April 2, 2025, the Company entered into a second Settlement Agreement and Stipulation (the “Settlement Agreement”) with Silverback Capital Corporation (“SCC”) to settle outstanding claims owed to SCC. Pursuant to the Settlement Agreement, SCC has agreed to purchase certain outstanding payables between the Company and designated vendors of the Company totaling $4,690,773.09 (the “Payables”) and will exchange such Payables for a settlement amount payable in shares of common stock of the Company (the “Settlement Shares”). The Settlement Shares shall be priced at 75% of the average of the three lowest traded prices during the five trading day period prior to a share request, which is subject to a floor price of $2.92. The Company agreed to issue SCC 2,800 shares of Common Stock as a settlement fee, which were issued on April 15, 2025. SCC has agreed that it will not become the beneficial owner of more than 4.99% of common stock of the Company at any point in time. Further, the Settlement Agreement provides that Settlement Shares may not be issued to SCC if such issuance would exceed 19.9% of the outstanding common stock as of the date of the Settlement Agreement, until such time as the Settlement Agreement is approved by the Company’s stockholders. The Settlement Agreement and the issuance of the Settlement Shares was approved by the Circuit Court of the Twelfth Judicial Circuit Court for Manatee County, Florida (the “Court”) on April 14, 2025 (Case No. 2025 CA 712). The Court entered an Order confirming the fairness of the terms and conditions of the Settlement Agreement and the issuance of the Settlement Shares. A copy of the Settlement Agreement was attached as Exhibit 10.68 to the Company’s Annual Report on Form 10-K filed with the SEC on April 9, 2025. On April 15, 2025, SCC requested the issuance of 25,200 shares of Common Stock to SCC, representing a payment of approximately $105,651. On April 16, 2025, SCC requested the issuance of 93,000 shares of Common Stock to SCC, representing a payment of approximately $406,014.75. Further, on April 23, 2024, SCC requested the issuance of 95,000 shares of Common Stock to SCC, representing a payment of approximately $277,400.

1800 Diagonal Notes

On February 10, 2025, the Company entered into a Securities Purchase Agreement with 1800 Diagonal Lending, LLC, an accredited investor (“1800”), pursuant to which 1800 made a loan to the Company, evidenced by a promissory note in the principal amount of $155,250 (the “February Note”). An original issue discount of $20,250 and fees of $6,000 were applied on the issuance date, resulting in net loan proceeds to the Company of $129,000. Accrued, unpaid interest and outstanding principal, subject to adjustment, is required to be paid in five payments, with the first payment of $89,268.50 due on August 15, 2025, and remaining four payments of $22,317.13 due on the fifteenth day of each month thereafter (a total payback to 1800 of $178,537.00). The Company has the right to prepay the February Note within one hundred eighty days at a discount of 5%. Upon the occurrence and during the continuation of any Event of Default, the February Note shall become immediately due and payable and the Company will be obligated to pay to 1800, in full satisfaction of its obligations, an amount equal to 150% times the sum of (w) the then outstanding principal amount of the February Note plus (x) accrued and unpaid interest on the unpaid principal amount of the February Note to the date of payment plus (y) default interest, if any, at the rate of 22% per annum on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to 1800 pursuant to the conversion rights. Only upon an occurrence of an event of default under the February Note, 1800 may convert the outstanding unpaid principal amount of the February Note into restricted shares of common stock of the Company at a discount of 25% of the market price. 1800 agreed to limit the amount of stock received to less than 4.99% of the total outstanding common stock. The Company agreed to reserve a number of shares of common stock equal to four times the number of shares of common stock which may be issuable upon conversion of the February Note at all times. The foregoing descriptions of the February Note and the Securities Purchase Agreement and of all of the parties’ rights and obligations under the February Note and the Securities Purchase Agreement are qualified in its entirety by reference to the February Note and the Securities Purchase Agreement, copies of which were filed as Exhibits 10.1 and 10.2, respectively to the Current Report on Form 8-K filed on February 14, 2025.

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On March 3, 2025, the Company entered into an additional Securities Purchase Agreement with 1800, pursuant to which 1800 made a loan to the Company, evidenced by a promissory note in the principal amount of $94,300 (the “March Note”). An original issue discount of $12,300 and fees of $7,000 were applied on the issuance date, resulting in net loan proceeds to the Company of $75,000. Accrued, unpaid interest and outstanding principal, subject to adjustment, is required to be paid in five payments, with the first payment of $54,222.50 due on August 30, 2025, and remaining four payments of $13,555.63 due on the thirtieth day of each month thereafter (a total payback to 1800 of $108,445.00). The Company has the right to prepay the March Note within one hundred eighty days at a discount of 5%. Upon the occurrence and during the continuation of any Event of Default, the March Note shall become immediately due and payable and the Company will be obligated to pay to 1800, in full satisfaction of its obligations, an amount equal to 150% times the sum of (w) the then outstanding principal amount of the February Note plus (x) accrued and unpaid interest on the unpaid principal amount of the March Note to the date of payment plus (y) default interest, if any, at the rate of 22% per annum on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to 1800 pursuant to the conversion rights. Only upon an occurrence of an event of default under the March Note, 1800 may convert the outstanding unpaid principal amount of the March Note into restricted shares of common stock of the Company at a discount of 25% of the market price. 1800 agreed to limit the amount of stock received to less than 4.99% of the total outstanding common stock. The Company agreed to reserve a number of shares of common stock equal to four times the number of shares of common stock which may be issuable upon conversion of the March Note at all times. The foregoing descriptions of the March Note and the Securities Purchase Agreement and of all of the parties’ rights and obligations under the March Note and the Securities Purchase Agreement are qualified in its entirety by reference to the March Note and the Securities Purchase Agreement, copies of which were filed as Exhibits 10.1 and 10.2, respectively to the Current Report on Form 8-K filed on March 5, 2025.

On April 7, 2025, the Company entered into another Securities Purchase Agreement with 1800, pursuant to which 1800 made a loan to the Company, evidenced by a promissory note in the principal amount of $182,275 (the “April Note”). An original issue discount of $23,775 and fees of $8,500 were applied on the issuance date, resulting in net loan proceeds to the Company of $150,000. Accrued, unpaid interest and outstanding principal, subject to adjustment, is required to be paid in ten payments, with the first payment of $20,779.30 due on May 15, 2025, and remaining nine payments in the same amount due on the fifteenth day of each month thereafter (a total payback to 1800 of $207,793.00). The Company has the right to prepay the April Note within one hundred eighty days at a discount of 5%. Upon the occurrence and during the continuation of any Event of Default, the April Note shall become immediately due and payable and the Company will be obligated to pay to 1800, in full satisfaction of its obligations, an amount equal to 150% times the sum of (w) the then outstanding principal amount of the April Note plus (x) accrued and unpaid interest on the unpaid principal amount of the April Note to the date of payment plus (y) default interest, if any, at the rate of 22% per annum on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to 1800 pursuant to the conversion rights. Only upon an occurrence of an event of default under the April Note, 1800 may convert the outstanding unpaid principal amount of the April Note into restricted shares of common stock of the Company at a discount of 25% of the market price. 1800 agreed to limit the amount of stock received to less than 4.99% of the total outstanding common stock. The Company agreed to reserve a number of shares of common stock equal to four times the number of shares of common stock which may be issuable upon conversion of the April Note at all times. The foregoing descriptions of the April Note and the Securities Purchase Agreement and of all of the parties’ rights and obligations under the April Note and the Securities Purchase Agreement are qualified in its entirety by reference to the April Note and the Securities Purchase Agreement, copies of which were filed as Exhibits 10.70 and 10.71, respectively to the Annual Report on Form 10-K filed on April 9, 2025.

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On April 10, 2025, the Company entered into another Securities Purchase Agreement with 1800, pursuant to which 1800 made a loan to the Company, evidenced by a promissory note in the principal amount of $153,525 (the “Second April Note”). An original issue discount of $20,025 and fees of $8,500 were applied on the issuance date, resulting in net loan proceeds to the Company of $125,000. Accrued, unpaid interest and outstanding principal, subject to adjustment, is required to be paid in ten payments, with the first payment of $17,501.80 due on May 15, 2025, and remaining nine payments of the same amount due on the fifteenth day of each month thereafter (a total payback to the Lender of $175,018.00). The Company has the right to prepay the Second April Note within one hundred eighty days at a discount of 5%. Upon the occurrence and during the continuation of any Event of Default, the Second April Note shall become immediately due and payable and the Company will be obligated to pay to 1800, in full satisfaction of its obligations, an amount equal to 150% times the sum of (w) the then outstanding principal amount of the Second April Note plus (x) accrued and unpaid interest on the unpaid principal amount of the Second April Note to the date of payment plus (y) default interest, if any, at the rate of 22% per annum on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to 1800 pursuant to the conversion rights. Only upon an occurrence of an event of default under the Second April Note, 1800 may convert the outstanding unpaid principal amount of the Second April Note into restricted shares of common stock of the Company at a discount of 25% of the market price. 1800 agreed to limit the amount of stock received to less than 4.99% of the total outstanding common stock. The Company agreed to reserve a number of shares of common stock equal to four times the number of shares of common stock which may be issuable upon conversion of the Second April Note at all times. The foregoing descriptions of the Second April Note and the Securities Purchase Agreement and of all of the parties’ rights and obligations under the Second April Note and the Securities Purchase Agreement are qualified in its entirety by reference to the Second April Note and the Securities Purchase Agreement, copies of which were filed as Exhibits 10.1 and 10.2, respectively to the Current Report on Form 8-K filed on April 11, 2025.

Nasdaq Listing Requirements and the Necessity of Stockholder Approval

American Rebel is subject to the Nasdaq Listing Rules because its Common Stock is currently listed on Nasdaq. The issuance of shares of Common Stock in connection with the Private Placements implicates Nasdaq Listing Rule 5635, which requires prior stockholder approval in order to maintain listing on Nasdaq. Nasdaq Listing Rule 5635(d) requires stockholder approval prior to a transaction, other than a public offering, involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or substantial stockholders of the issuer, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the closing price immediately preceding the signing of the binding agreement; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement.

The issuance of shares of common stock in the Private Placements (including shares of common stock issuable upon conversion of the notes or agreements set forth above or upon conversion of the shares of Series D Convertible Preferred Stock) could result in the issuance of shares of common stock that represents more than 20% of our common stock or 20% of the voting power outstanding prior to the issuance of the respective date of each Private Placement. Although a majority of the Company’s stockholders, through their ownership of Series A Convertible Preferred Stock, voted to approve the Private Placements, the Company is requesting the ratification of such approval at the Annual Meeting. The same majority owners may vote to ratify the Private Placements.

Based on the table set forth above, the Company may issue 6,406,308 shares of Common Stock pursuant to the Private Placements. However, this amount of shares may increase based upon the Company’s stock price and the increase in reserve amounts. Stockholders are approving the Private Placement agreements and not a specific amount of shares issuable thereunder if such conversion is based upon a discount to market at the time of conversion.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the votes cast will be required to ratify the Private Placements.

Board Recommendation

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE/RATIFY THE PRIVATE PLACEMENTS.

PROPOSAL 5. APPROVE THE REVERSE STOCK SPLIT

The Company’s Board has unanimously approved and declared advisable and is recommending that its stockholders approve and adopt a proposed amendment to the Company’s Second Amended and Restated Articles of Incorporation to combine the outstanding shares of Common Stock into a lesser number of outstanding shares, in substantially the form attached hereto as Appendix B, to effect a reverse stock split of all of the outstanding shares of Common Stock at a specific ratio up to a maximum of one-for-twenty-five (1-for-25), (the “Reverse Stock Split”), with the final decision of whether to proceed with the Reverse Stock Split, the effective time of the Reverse Stock Split, and the exact ratio of the Reverse Stock Split to be determined by the Board, in its sole discretion and without further action by the Company’s stockholders at any time within the following twelve months. By approving the Reverse Stock Split, stockholders will approve the Reverse Stock Split at a specific ratio within the range described above as determined by the Board, as it determines to be in the best interest of the Company’s stockholders. The Board believes that stockholder approval of the range of reverse stock split ratios (as opposed to approval of a single reverse stock split ratio) provides the Board with maximum flexibility to achieve the purpose of the Reverse Stock Split, as discussed below, and therefore is in the best interests of the Company and its stockholders.

If stockholders approve the Reverse Stock Split, and the Board decides to implement it, the Reverse Stock Split will become effective as of a date and time to be determined by the Board that will be specified in the certificate of amendment (the “Effective Time”). If the Board does not decide to implement the Reverse Stock Split within twelve (12) months from the date of the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

The Reverse Stock Split will be realized simultaneously for all outstanding Common Stock. The Reverse Stock Split, if implemented, will affect all holders of Common Stock uniformly and each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as further described below. The Reverse Stock Split, if implemented, will not change the par value of the Common Stock or the number of authorized shares of Common Stock.

In fixing the ratio, the Board may consider, among other things, factors such as the initial and continued listing requirements of The Nasdaq Capital Market, the number of shares of Common Stock outstanding, potential financing opportunities, and prevailing general market and economic conditions.

The Reverse Stock Split, if approved by stockholders, would become effective upon the filing of the amendment to the Second Amended and Restated Articles of Incorporation with the Secretary of State of Nevada, or at the later time set forth in the amendment. The timing of the amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon such an amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of Nevada, the Board, in its sole discretion, determines that it is no longer in the Company’s best interest and the best interests of its stockholders to proceed.

The proposed form of amendment to the Second Amended and Restated Articles of Incorporation to affect the Reverse Stock Split is attached as Appendix B to this Proxy Statement. Any amendment to our Second Amended and Restated Articles of Incorporation to affect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by the Board, within the range approved by stockholders.

Purpose of the Reverse Stock Split

The primary purpose of implementing the reverse stock split would be to raise the per share trading price of our common stock. In particular, this will help us to maintain the listing of our common stock on the Nasdaq Capital Market.

The Company’s common stock is listed on the Nasdaq Capital Market, which has as one of its continued listing requirements a minimum bid price of at least $1.00 per share. Recently our common stock has traded below $1.00 per share. The reverse stock split proposal is intended primarily to increase our per share bid price and satisfy the Nasdaq Capital Market continued listing requirement. Reducing the number of outstanding shares of our common stock should, absent other factors, increase the per share market price of our common stock, although we cannot provide any assurance that we will be able to meet or maintain a bid price over the minimum bid price requirement for continued listing on the Nasdaq Capital Market or any other exchange.

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Delisting from the Nasdaq Capital Market may adversely affect our ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade our securities and may negatively affect the value and liquidity of our common stock. Delisting also could have other negative results, including the potential loss of employee confidence, the loss of institutional investors or interest in business development opportunities.

If we are delisted from the Nasdaq Capital Market and we are not able to list our common stock on another exchange, our common stock could be quoted on the OTC Bulletin Board or in the “pink sheets.” As a result, we could face significant adverse consequences including, among others:

●	a limited availability of market quotations for our securities;
●	a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;
●	a limited amount of news and little or no analyst coverage of our company;
●	we would no longer qualify for exemptions from state securities registration requirements, which may require us to comply with applicable state securities laws; and
●	a decreased ability to issue additional securities (including pursuant to short-form registration statements on Form S-3) or obtain additional financing in the future.

In addition, an increase in the per share trading value of our common stock would be beneficial because it would:

●	improve the perception of our common stock as an investment security;
●	reset our stock price to more normalized trading levels in the face of potentially extended market dislocations;
●	assist with future potential capital raises;
●	appeal to a broader range of investors to generate greater investor interest in us; and
●	reduce stockholder transaction costs because investors would pay lower commission to trade a fixed dollar amount of our stock if our stock price were higher than they would if our stock price were lower.

You should consider that, although our Board believes that a reverse stock split will in fact increase the trading price of our common stock, in many cases, because of variables outside of our control (such as market volatility, investor response to the news of a proposed reverse stock split and the general economic environment), the market price of our Common Stock may in fact decline in value after effecting the Reverse Stock Split. You should also keep in mind that the implementation of a reverse stock split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our company. However, should the overall value of our Common Stock decline after the proposed Reverse Stock Split, then the actual or intrinsic value of the shares of our Common Stock held by you will also proportionately decrease as a result of the overall decline in value.

Effects of the Reverse Stock Split

Reduction of Shares Held by Individual Stockholders. After the Effective Date each Common Stockholder will own fewer shares of American Rebel’s Common Stock. However, the Reverse Stock Split will affect all of the Common Stockholders uniformly and will not affect any Common Stockholder’s percentage ownership interests in American Rebel, except to the extent that the Reverse Stock Split results in any of its stockholders owning a fractional share as described below. Any fractional share shall be rounded up to the nearest whole share. Further, at the option of the Board, on the Effective Date the Board may choose to implement a provision that provides any stockholder as of the Effective Date who owns at least 100 shares will not own less than 100 shares as a result of the Reverse Stock Split.

Change in Number and Exercise Price of Employee and Equity Awards. The Reverse Stock Split will reduce the number of shares of Common Stock available for issuance under American Rebel’s equity compensation arrangements in proportion to the split ratio. Under the terms of its outstanding equity and option awards, the Reverse Stock Split will cause a reduction in the number of shares of Common Stock issuable upon exercise or vesting of such awards in proportion to the split ratio of the Reverse Stock Split which is ultimately approved by the Board and will cause a proportionate increase in the exercise price of such awards to the extent they are stock options. The number of shares of Common Stock issuable upon exercise or vesting of stock option awards will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding. Warrant and other convertible security holders, if any, will also see a similar reduction of the number of shares such instruments are convertible into stock option holders described above.

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Authorized Shares of Common Stock. The Reverse Stock Split, if implemented, would not change the number of authorized shares of the Common Stock as designated by American Rebel’s Articles of Incorporation. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares remaining available for issuance under American Rebel’s authorized shares of Common Stock would increase.

The additional shares of Common Stock that would become available for issuance if the Reverse Stock Split is implemented could also be used by American Rebel’s management to oppose a hostile takeover attempt or delay or prevent changes of control or changes in or removal of management, including transactions that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. Although the proposed Reverse Stock Split has been prompted by business and financial considerations, stockholders nevertheless should be aware that this action could facilitate future efforts by American Rebel’s management to deter or prevent a change in control.

American Rebel has no current specific plans for the issuance of the Common Stock, which would become newly available as a result of the Reverse Stock Split. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of American Rebel’s Common Stock.

Other Effects on Outstanding Shares. If the Reverse Stock Split is implemented, the rights and preferences of the outstanding shares of the Common Stock would remain the same after the Reverse Stock Split. Each share of Common Stock issued pursuant to the Reverse Stock Split would be fully paid and non-assessable.

No Effect on Series A Preferred Stock Voting and Conversion. The voting and conversion rights attributed to the Series A Preferred shall remain unaffected by the Reverse Stock Split, if implemented, (each share of Series A Preferred shall continue to have 1,000:1 voting rights and 500:1 conversion rights).

No Effect on Series C and Series D Preferred Stock Conversion. The conversion rights attributed to the Series C and D Preferred shall remain unaffected by the Reverse Stock Split, if implemented, (each share of Series C and D Preferred shall continue to have 1:5 conversion rights).

Regulatory Effects. American Rebel’s Common Stock is currently registered under Section 12(b) of the Exchange Act, and is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act or American Rebel’s obligation to publicly file financial and other information with the SEC. If the Reverse Stock Split is implemented in order to maintain its Nasdaq listing, American Rebel’s Common Stock will continue to trade on the Nasdaq Capital Market.

In addition to the above, the Reverse Stock Split will have the following effects upon American Rebel’s Common Stock:

●	The number of shares owned by each holder of Common Stock will be reduced, however, at the option of the Board, on the Effective Date the Board may choose to implement a provision that provides that no current owner of 100 or more shares will be reduced to less than 100 shares;

●	The per share loss and net book value of American Rebel’s Common Stock will be increased because there will be a lesser number of shares of its Common Stock outstanding;

●	The par value of the Common Stock will remain $0.001 per share;

●	The stated capital on American Rebel’s balance sheet attributable to the Common Stock will be decreased and the additional paid-in capital account will be credited with the amount by which the stated capital is decreased; and

●	All outstanding options, warrants, and convertible securities entitling the holders thereof to purchase shares of Common Stock, if any, will enable such holders to purchase, upon exercise thereof, fewer of the number of shares of Common Stock which such holders would have been able to purchase upon exercise thereof immediately preceding the Reverse Stock Split, at the same total price (but a higher per share price) required to be paid upon exercise thereof immediately preceding the Reverse Stock Split.

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Shares of Common Stock after the Reverse Stock Split will be fully paid and non-assessable. The amendment will not change any of the other the terms of American Rebel’s Common Stock or Preferred Stock. The shares of Common Stock after the Reverse Stock Split will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the shares of Common Stock prior to the Reverse Stock Split.

Once American Rebel implements the Reverse Stock Split, the share certificates representing the shares will continue to be valid. In the future, new share certificates will be issued reflecting the Reverse Stock Split, but this in no way will affect the validity of your current share certificates. The Reverse Stock Split will occur without any further action on the part of American Rebel’s stockholders. After the Effective Date each share certificate representing the shares prior to the Reverse Stock Split will be deemed to represent a smaller number of shares than the number presently shown on the certificate.

The actual number of outstanding shares of American Rebel’s Common Stock after giving effect to the Reverse Stock Split, if and when effected will depend on the number of issued and outstanding shares at the time the Reverse Stock Split is effected and the Reverse Stock Split ratio that is ultimately determined by the Board. The table below shows the Reverse Stock Split ratio and the approximate number of authorized shares of Common Stock to be outstanding for various reverse split ratios:

Reverse Stock Split Ratio	Outstanding Shares Before Reverse Stock Split(1)	Outstanding Shares After Reverse Stock Split
1-for-2	5,300,574	2,650,287
1-for-5	5,300,574	1,060,115
1-for-10	5,300,574	530,058
1-for-25	5,300,574	212,023

(1)	Does not account for the additional issuance of shares of Common Stock after the date hereof as the result of future financings, conversion of outstanding derivative securities or other issuances, which may be substantial.

Certificates representing the shares after the Reverse Stock Split will be issued in due course as share certificates representing shares prior to the Reverse Stock Split are tendered for exchange or transfer to American Rebel’s transfer agent. American Rebel request that stockholders do not send in any of their stock certificates at this time.

As applicable, new share certificates evidencing new shares following the Reverse Stock Split that are issued in exchange for share certificates issued prior to the Reverse Stock Split representing old shares that are restricted shares will contain the same restrictive legend as on the old certificates. Also, for purposes of determining the term of the restrictive period applicable to the new shares after the Reverse Stock Split, the time period during which a stockholder has held their existing pre-Reverse Stock Split old shares will be included in the total holding period.

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Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split will become effective upon the filing of the amendment to the Articles of Incorporation with the Nevada Secretary of State. The timing of the filing of the amendment that will effectuate the Reverse Stock Split will be determined by the Board, at any time within 12 months, based on its evaluation as to when such action will be the most advantageous to American Rebel and its stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment, the Board, in its sole discretion, determines that it is no longer in American Rebel’s best interest and the best interests of its stockholders to proceed with the Reverse Stock Split. If the amendment effectuating the Reverse Stock Split has not been filed with the Secretary of State of the State of Nevada by the close of twelve months from the Record Date, the Board will abandon the Reverse Stock Split.

After the filing of the amendment, American Rebel’s Common Stock will have a new CUSIP number, which is a number used to identify its equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

As soon as practicable after the Reverse Stock Split American Rebel’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates for record holders (i.e., stockholders who hold their shares directly in their own name and not through a broker). Record holders of pre-Reverse Stock Split shares will be asked to surrender to the transfer agent certificates representing pre-Reverse Stock Split shares in exchange for a book entry with the transfer agent or certificates representing post-Reverse Stock Split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by American Rebel. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

For street name holders of pre-Reverse Stock Split shares (i.e., stockholders who hold their shares through a broker), your broker will make the appropriate adjustment to the number of shares held in your account following the Effective Date.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

No service charges, brokerage commissions or transfer taxes will be payable by any stockholder, except that if any new stock certificates are to be issued in a name other than that in which the surrendered certificate(s) are registered it will be a condition of such issuance that (1) the person requesting such issuance pays all applicable transfer taxes resulting from the transfer (or prior to transfer of such certificate, if any) or establishes to American Rebel’s satisfaction that such taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

Fractional Shares

No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares, upon surrender to the exchange agent of such certificates representing such fractional shares, will receive a number of shares rounded up to the nearest whole share.

Accounting Matters

The par value per share of American Rebel’s Common Stock will remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, on the Effective Date, the stated capital on American Rebel’s consolidated balance sheet attributable to Common Stock will be reduced and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. American Rebel does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

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Certain Federal Income Tax Consequences

Each stockholder is advised to consult their own tax advisor as the following discussion may be limited, modified or not apply based on your own particular situation.

The following is a summary of important tax considerations of the Reverse Stock Split. It addresses only stockholders who hold the pre-Reverse Stock Split shares and post-Reverse Stock Split shares as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign stockholders, stockholders who hold the pre-Reverse Stock Split shares as part of a straddle, hedge, or conversion transaction, stockholders who hold the pre-Reverse Stock Split shares as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended (the “Code”), stockholders who are subject to the alternative minimum tax provisions of the Code, and stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws. Furthermore, American Rebel has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Reverse Stock Split.

The Reverse Stock Split is intended to constitute a reorganization within the meaning of Section 368 of the Code. Assuming the Reverse Stock Split qualifies as reorganization, a stockholder generally will not recognize gain or loss on the Reverse Stock Split. The aggregate tax basis of the post-Reverse Stock Split shares received will be equal to the aggregate tax basis of the pre-Reverse Stock Split shares exchanged (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-Reverse Stock Split shares received will include the holding period of the pre-Reverse Stock Split shares exchanged.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

To ensure compliance with Treasury Department Circular 230, each holder of Common Stock is hereby notified that: (a) any discussion of U.S. federal tax issues in this information statement is not intended or written to be used, and cannot be used, by such holder for the purpose of avoiding penalties that may be imposed on such holder under the Code; (b) any such discussion has been included by American Rebel in furtherance of the Reverse Stock Split on the terms described herein and (c) each such holder should seek advice based on its particular circumstances from an independent tax advisor.

No Appraisal Rights

Under NRS, stockholders are not entitled to appraisal rights with respect to the proposed amendment to the Second Amended and Restated Articles of Incorporation to effectuate the Reverse Stock Split.

Anti-Takeover Effects of the Reverse Stock Split

The overall effect of the Reverse Stock Split may be to render more difficult the accomplishment of mergers or the assumption of control by a principal stockholder and thus make the removal of management more difficult.

The effective increase in American Rebel’s authorized and unissued shares as a result of the Reverse Stock Split could potentially be used by the Board to thwart a takeover attempt. The over-all effects of this might be to discourage, or make it more difficult to engage in, a merger, tender offer or proxy contest, or the acquisition or assumption of control by a holder of a large block of American Rebel’s securities and the removal of incumbent management. The Reverse Stock Split could make the accomplishment of a merger or similar transaction more difficult, even if it is beneficial to stockholders. The Board might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent stockholders that would provide an above-market premium, by issuing additional shares to frustrate the takeover effort.

This Reverse Stock Split is not the result of management’s knowledge of an effort to accumulate American Rebel’s securities or to obtain control of American Rebel by means of a merger, tender offer, solicitation or otherwise.

Additionally, the Reverse Stock Split is not being conducted in an effort to take American Rebel private.

35

The form of amendment to Article VI of the Second Amended and Restated Articles of Incorporation is attached as Appendix B to this information statement.

Vote required

Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on the proposal. Abstentions will have the effect of a vote “AGAINST” this proposal.

Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL TO APPROVE THE REVERSE STOCK SPLIT.

OTHER MATTERS

As of the date of this proxy statement American Rebel’s management knows of no business to be presented to the meeting that is not referred to in the accompanying notice. As to other business that may properly come before the meeting, it is intended that proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with their best judgment, including upon any stockholder proposal about which American Rebel did not receive timely notice.

Expenses of Proxy Solicitation

The principal solicitation of proxies will be made by mail. Expense of distributing this proxy statement to stockholders, which may include reimbursement to banks, brokers and other custodians for their expenses in forwarding this proxy statement, will be borne exclusively by American Rebel.

Proposals of Stockholders

Any stockholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2026 Annual Meeting must be received by American Rebel by February 1, 2026. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Exchange Act. It is suggested the proposal be submitted by certified mail — return receipt requested. Stockholders who intend to present a proposal at the 2026 Annual Meeting without including such proposal in American Rebel’s proxy statement must provide American Rebel notice of such proposal no later than March 1, 2026. American Rebel reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

One set of information statement materials will be delivered to multiple stockholders sharing an address unless the affected stockholders have submitted contrary instructions. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you no longer wish to participate in “householding” and would prefer to receive a separate set of information statement materials, please notify your broker or American Rebel. Stockholders who currently receive multiple copies of the information statement materials at their addresses and would like to request “householding” of their communications should contact their brokers or American Rebel. Please direct your written request in this regard to American Rebel at 5115 Maryland Way, Suite 303, Brentwood, Tennessee 37027.

36

Annual Report

A copy of the 2024 Form 10-K report as required to be filed with the Securities and Exchange Commission, excluding exhibits, is attached to this Proxy Statement and will be provided to stockholders without charge upon written request to American Rebel Holdings, Inc. Attention: Doug Grau, President, 5115 Maryland Way, Suite 303, Brentwood, Tennessee 37027. Such request must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Stock of American Rebel on April 24, 2025. Exhibits to the Form 10-K will be provided upon similar request and payment of specified fees. The 2024 Form 10-K is also available through the Securities and Exchange Commission’s website free of charge (www.sec.gov).

Forward-Looking Statements and Information

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions. The forward-looking statements are based on management’s current expectations, estimates and projections about American Rebel. American Rebel cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that it cannot predict. In addition, American Rebel has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what American Rebel has expressed or forecast in the forward-looking statements. You should rely only on the information American Rebel has provided in this Information Statement. American Rebel has not authorized any person to provide information other than that provided herein. American Rebel has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

Where You Can Find More Information

American Rebel files annual, quarterly and special reports and other information with the SEC that can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549-0405. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. American Rebel’s filings are also available through the SEC’s Electronic Data Gathering Analysis and Retrieval System which is publicly available through the SEC’s website (www.sec.gov). Copies of such materials may also be obtained by mail from the public reference section of the SEC at 100 F Street, N.E., Room 1850, Washington, D.C. 20549-0405 at prescribed rates.

Stockholders may obtain documents by requesting them in writing or by telephone (833) 267-3235 from American Rebel at the following address: 5115 Maryland Way, Suite 303, Brentwood, Tennessee 37027.

This proxy statement is dated May 6, 2025. You should not assume that the information contained in this information statement is accurate as of any date other than that date.

Yours truly,

/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr., Chairman

Brentwood, Tennessee
May 6, 2025

37

AMERICAN REBEL HOLDINGS, INC.

PROXY

Annual Meeting of Stockholders

May 20, 2025

This Proxy is solicited on behalf of the American Rebel board of directors

The undersigned appoints Charles A. Ross, Jr., Chairman of American Rebel Holdings, Inc., with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of stockholders of American Rebel Holdings, Inc., to be held May 20, 2025, beginning at 3:00 p.m., Central Time, at 5115 Maryland Way, Suite 303, Brentwood, Tennessee 37027 and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to stockholders dated May 6, 2025, a copy of which has been received by the undersigned, as follows:

1. Election of directors, to serve until the next annual meeting and until their successors are elected and qualify (the Board recommends a vote FOR each of the following nominees):
	FOR	AGAINST	ABSTAIN
Charles A. Ross, Jr.	☐	☐	☐
Corey Lambrecht	☐	☐	☐
Michael Dean Smith	☐	☐	☐
C. Stephen Cochennet	☐	☐	☐
Larry Sinks	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. Affirmation of GBQ as auditors for the next year.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
3. Approve/ratify the 2025 Stock Incentive Plan.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
4. Approve/ratify the Private Placements.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
5. Approve the Reverse Stock Split.	☐	☐	☐

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE. IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY, IF OTHERWISE DULY EXECUTED, WILL BE VOTED FOR EACH OF THE MATTERS SET FORTH ABOVE.

Date ___________________________, 2025	Number of Shares _________________________

Please sign exactly as

your name appears on

your stock certificate(s).	_______________________________________________

If your stock is issued in	Signature

the names of two or more	Print Name Here: ________________________________

persons, all of them must

sign this proxy. If signing	_______________________________________________

in representative capacity,	Signature

please indicate your title.	Print Name Here: ________________________________

Please check the following box if you intend to attend the annual meeting in person:	☐

PLEASE SIGN AND RETURN THIS PROXY PRIOR TO May 15, 2025.

Mail To: American Rebel Holdings, Inc.,

5115 Maryland Way, Suite 303, Brentwood, Tennessee 37027

38

APPENDIX A – 2025 Stock Incentive Plan

AMERICAN REBEL HOLDINGS INC

2025 STOCK INCENTIVE PLAN

1.	Purpose

The American Rebel Holdings, Inc. 2025 Stock Incentive Plan is intended to promote the best interests of American Rebel Holdings, Inc. (the “Corporation”) and its stockholders by (i) assisting the Corporation and its Affiliates in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Corporation’s businesses by affording such persons equity participation in the Corporation and (iii) associating the interests of such persons with those of the Corporation and its Affiliates and stockholders.

2.	Definitions

As used in this Plan the following definitions shall apply:

A. “Affiliate” means (i) any Subsidiary, (ii) any Parent, (iii) any corporation, or trade or business (including, without limitation, a partnership, limited liability company or other entity) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Corporation or one of its Affiliates, and (iv) any other entity in which the Corporation or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee.

B. “Award” means any Option or Stock Award granted hereunder or any award or grant issued for services to the Corporation prior hereto of a security that is convertible into shares of Common Stock of the Corporation.

C. “Board” means the Board of Directors of the Corporation.

D. “Cause” means: (i) conduct involving a felony criminal offense under U. S. federal or state law or an equivalent violation of the laws of any other country; (ii) dishonesty, fraud, self-dealing or material violations of civil law in the course of fulfilling the Participant’s employment or other assigned duties on behalf of the Corporation; (iii) breach of any confidentiality, employment, or other written agreement with the Corporation; or (iv) willful misconduct injurious to the Corporation or any of its Subsidiaries or Affiliates as shall be determined by the Committee.

E. “Code” means the Internal Revenue Code of 1986, and any amendments thereto.

F. “Committee” means the Board or any Committee of the Board to which the Board has delegated any responsibility for the implementation, interpretation or administration of this Plan. As of the date of the Plan, the Board has initially delegated responsibility for the administration of the Plan to the Corporation’s Compensation Committee.

G. “Common Stock” means the common stock, $0.001 par value, of the Corporation.

H. “Consultant” means (i) any person performing consulting or advisory services for the Corporation or any Affiliate, or (ii) a director of an Affiliate.

I. “Corporation” means American Rebel Holdings, Inc., a Nevada corporation.

J. “Corporation Law” means the Nevada General Corporation Law.

K. “Deferral Period” means the period of time during which Deferred Shares are subject to deferral limitations under Section 7.D of this Plan.

L. “Deferred Shares” means an award pursuant to Section 7.D of this Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.

Appendix A-1

M. “Director” means a member of the Board.

N. “Eligible Person” means an employee of the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Corporation (including a Person who provided services to the Corporation prior to the adoption of this Plan) or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan).

O. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

P. “Fair Market Value” means, on any given date, the current fair market value of the shares of Common Stock as determined as follows:

(i)	If the Common Stock is traded on a national securities exchange, the closing price for the day of determination as quoted on such market or exchange, including the NASDAQ Global Market or NASDAQ Capital Market, or the OTC Bulletin Board, whichever is the primary market or exchange for trading of the Common Stock or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)	If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or

(iii)	In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Committee in good faith.

(iv) “Incentive Stock Option” means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.

(v) “Nonqualified Stock Option” means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.

(vi) “Option” means any option to purchase shares of Common Stock granted under this Plan.

(vii) “Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of the corporations (other than the Corporation) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(viii) “Participant” means an Eligible Person who (i) is selected by the Committee or an authorized officer of the Corporation to receive an Award, (ii) previously was awarded for services to the Corporation a security of the Corporation that is convertible into shares of Common Stock (including, but not limited to, shares of Series D Convertible Preferred Stock), and (iii) is party to an agreement setting forth the terms of the Award, as appropriate.

(ix) “Performance Agreement” means an agreement described in Section 8 of this Plan.

Appendix A-2

(x) “Performance Objectives” means the performance objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or, when so determined by the Committee, Stock Awards. Performance Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Affiliate, subsidiary, division, department or function within the Corporation or Affiliate in which the Participant is employed or has responsibility. Any Performance Objectives applicable to Awards to the extent that such an Award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code shall be limited to specified levels of or increases in the Corporation’s or a business unit’s return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, economic value added, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, sales growth, gross margin return on investment, increase in the Fair Market Value of the shares, share price (including but not limited to growth measures and total stockholder return), net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investments (which equals net cash flow divided by total capital), internal rate of return, increase in net present value or expense targets. The Awards intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code shall be pre-established in accordance with applicable regulations under Section 162(m) of the Code and the determination of attainment of such goals shall be made by the Committee. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation (including an event described in Section 9), or the manner in which it conducts is business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made to an Award intended to qualify as performance-based compensation under Section 162(m) of the Code unless the Committee determines that such modification will not result in loss of such qualification or the Committee determines that loss of such qualification is in the best interests of the Corporation.

(xi) “Performance Period” means a period of time established under Section 8 of this Plan within which the Performance Objectives relating to a Performance Share or Stock Award are to be achieved.

(xii) “Performance Share” means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 8 of this Plan.

(xiii) “Plan” means this American Rebel Holdings, Inc. 2025 Stock Incentive Plan.

(xiv) “Repricing” means, other than in connection with an event described in Section 9 of this Plan, (i) lowering the exercise price of an Option or Stock Appreciation Right after it has been granted or (ii) canceling an Option or Stock Appreciation Right at a time when the exercise price exceeds the then Fair Market Value of the Common Stock in exchange for another Option or Stock Award.

(xv) “Restricted Stock Award” means an award of Common Stock under Section 7.B.

(xvi) “Securities Act” means the Securities Act of 1933, as amended.

(xvii) “Series D Convertible Preferred Stock” means the Corporation’s Series D Preferred Stock, $0.001 par value per share, designated on or about May 10, 2024, with the rights and preferences associated therewith, which may be granted under the terms of this Plan or may have been granted prior to the adoption of this Plan and is convertible into shares of the Corporation’s Common Stock at a ratio of 1:5 (one share of Series D Preferred Stock is convertible into five shares of Common Stock).

(xviii) “Stock Award” means a Stock Bonus Award, Restricted Stock Award, Stock Appreciation Right, Deferred Shares, or Performance Shares.

(xix) “Stock Bonus Award” means an award of Common Stock or Series D Convertible Preferred Stock under Section 7.A.

(xx) “Stock Appreciation Right” means an award of a right of the Participant under Section 7.C to receive a payment in cash or shares of Common Stock (or a combination thereof) based on the increase in Fair Market Value of the shares of Common Stock covered by the award between the date of grant of such award and the Fair Market Value of the Common Stock on the date of exercise of such Stock Appreciation Right.

(xxi) “Stock Award Agreement” means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under Section 7. Each Stock Award Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

Appendix A-3

(xxii) “Stock Option Agreement” means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

(xxiii) “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(xxiv) “Ten Percent Owner” means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a Parent or Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for such Eligible Person’s brothers, sisters, spouse, ancestors and lineal descendants and any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

3.	Administration

A. Delegation to Board Committee. The Board has currently delegated the Committee to administer this Plan, however, the Board may revoke such delegation and further delegate all or any portion of the authority to administer this Plan to another Committee of the Board currently enacted or formed in the future. To the extent not prohibited by the charter or bylaws of the Corporation, the Board may delegate all or a portion of its authority to administer this Plan to a Committee of the Board appointed by the Board and constituted in compliance with the applicable Corporation Law. The Committee shall consist solely of two (2) or more Directors who are (i) Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; (ii) to the extent required by the rules of the market on which the Corporation’s shares are traded or the exchange on which the Corporation’ shares are listed, “independent” within the meaning of such rules; and (iii) at such times as an Award under this Plan by the Corporation is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards and administration of the Awards by a committee of “outside directors” is required to receive such relief) “outside directors” within the meaning of Section 162(m) of the Code.

B. Delegation to Officers. The Committee may delegate to one or more officers of the Corporation the authority to grant and administer Awards to Eligible Persons who are not Directors or executive officers of the Corporation; provided that the Committee shall have fixed the total number of shares of Common Stock that may be subject to such Awards. No officer holding such a delegation is authorized to grant Awards to himself or herself. In addition to the Committee, the officer or officers to whom the Committee has delegated the authority to grant and administer Awards shall have all powers delegated to the Committee with respect to such Awards. Such delegation shall be subject to the limitations of Section 157(c) (or any successor provision) of the Corporation Law.

C. Powers of the Committee. Subject to the provisions of this Plan, the Committee (and the officers to whom the Committee has delegated such authority) shall have the authority:

(i)	To construe and interpret all provisions of this Plan and all Stock Option Agreements, Stock Award Agreements and Performance Agreements under this Plan.

(ii)	To determine the Fair Market Value of Common Stock.

(iii)	To select the Eligible Persons to whom Awards are granted from time to time hereunder.

(iv)	To determine the number of shares of Common Stock covered by an Award; to determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and to determine such other terms and conditions, not inconsistent with the terms of this Plan, of each such Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or Stock Awards may be exercised or Common Stock issued thereunder, the right of the Corporation to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in this Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to an Award. Such terms may include conditions which shall be determined by the Committee and need not be uniform with respect to Participants.

Appendix A-4

(v)	To accelerate the time at which any Option or Stock Award may be exercised, or the time at which a Stock Award or Common Stock issued under this Plan may become transferable or non-forfeitable.

(vi)	To determine whether and under what circumstances an Option may be settled in cash, shares of Common Stock or other property under Section 6.H instead of Common Stock.

(vii)	To waive, amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Award. Except as otherwise provided by this Plan, the Stock Option Agreement, Stock Award Agreement or Performance Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that (x) an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant and (y) any other amendment or modification of any Stock Option Agreement, Stock Award Agreement or Performance Agreement that does not, in the opinion of the Committee, adversely affect any rights of any Participant, shall not require such Participant’s consent. Notwithstanding the foregoing, the restrictions on the Repricing of Options and Stock Appreciation Rights, as set forth in this Plan, may not be waived.

(viii)	To prescribe the form of Stock Option Agreements, and Stock Award Agreements and Performance Agreements; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The Award’s effectiveness will not be dependent on any signature unless specifically so provided in the Award Agreement. Awards shall generally be subject to a vesting period and no more than 50% of Awards to executives and directors may have a vesting period of less than one year; provided, however, that vesting may accelerate in the event of change in control and certain other events as set forth herein, and in the events of death, disability or retirement, as will be specified in the Award Agreement.

The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that the Committee may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in this Plan.

4.	Eligibility

A. Eligibility for Awards. Awards, other than Incentive Stock Options, may be granted to any Eligible Person selected by the Committee. Incentive Stock Options may be granted only to employees of the Corporation or a Parent or Subsidiary.

B. Eligibility of Consultants. A Consultant shall be an Eligible Person only if the offer or sale of the Corporation’s securities would be eligible for registration on Form S-8 Registration Statement because of the identity and nature of the service provided by such person, unless the Corporation determines that an offer or sale of the Corporation’s securities to such person will satisfy another exemption from the registration under the Securities Act and complies with the securities laws of all other jurisdictions applicable to such offer or sale.

C. Substitution Awards. The Committee may make Awards and may grant Options under this Plan by assumption, in substitution or replacement of performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including an Affiliate) in connection with a merger, consolidation, acquisition of property or stock or similar transaction. Notwithstanding any provision of this Plan (other than the maximum number of shares of Common Stock that may be issued under this Plan), the terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate.

Appendix A-5

5.	Common Stock Subject to Plan

A. Share Reserve and Limitations on Grants. Subject to adjustment as provided in Section 9, the maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options, (ii) issued pursuant to Stock Awards, (iii) covered by Stock Appreciation Rights (without regard to whether payment on exercise of the Stock Appreciation Right is made in cash or shares of Common Stock), (iv) issued upon conversion of Series D Convertible Preferred Stock granted or awarded prior to the adoption of this Plan or thereafter, and (v) covered by Performance Shares shall be limited to 500,000 shares of Common Stock. The number of shares of Common Stock subject to the Plan shall be subject to adjustment as provided in Section 9. Subject to adjustment as provided in Section 9, and notwithstanding any provision hereto to the contrary, shares subject to the Plan shall include shares forfeited in a prior year as provided herein. For purposes of determining the number of shares of Common Stock available under this Plan, shares of Common Stock withheld by the Corporation to satisfy applicable tax withholding obligations pursuant to Section 10 of this Plan shall be deemed issued under this Plan. No single participant may receive more than 50% of the total shares awarded under this Plan, without the approval of a majority of the Board.

B. Reversion of Shares. If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock (or shares subject to an unexercised Stock Appreciation Right) which were subject thereto shall become available for future grant under this Plan. Shares of Common Stock that have been actually issued under this Plan shall not be returned to the share reserve for future grants under this Plan; except that shares of Common Stock issued pursuant to a Stock Award which are forfeited to the Corporation or repurchased by the Corporation at the original purchase price of such shares, shall be returned to the share reserve for future grant under this Plan.

C. Source of Shares. Common Stock issued under this Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation.

6.	Options

A. Award. In accordance with the provisions of Section 4, the Committee will designate each Eligible Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the vesting schedule applicable to such Option and any other terms of such Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.

B. Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

(i)	The exercise price per share for Common Stock subject to an Option shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

(ii)	The exercise price per share for Common Stock subject to an Incentive Stock Option granted to a Participant who is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

Appendix A-6

C. Maximum Option Period. The maximum period during which an Option may be exercised shall be ten (10) years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the date of grant, such Option shall not be exercisable after the expiration of five (5) years from the date of grant.

D. Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any person are exercisable for the first time during any calendar year (under all stock option plans of the Corporation or any Parent or Subsidiary) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options are not Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.

E. Nontransferability. Options granted under this Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. If the Stock Option Agreement so provides or the Committee so approves, a Nonqualified Stock Option may be transferred by a Participant through a gift or domestic relations order to the Participant’s family members to the extent in compliance with applicable securities laws and regulations and provided that such transfer is not a transfer for value (within the meaning of applicable securities laws and regulations). The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

F. Vesting. Options will vest as provided in the Stock Option Agreement.

G. Exercise. Subject to the provisions of this Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock.

H. Payment. Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee or if the Common Stock is traded on an established securities market, by payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer or by delivery of the Common Stock to the broker-dealer with an irrevocable commitment by the broker-dealer to forward the exercise price to the Corporation. With the consent of the Committee, payment of all or a part of the exercise price of an Option may also be made (i) by surrender to the Corporation (or delivery to the Corporation of a properly executed form of attestation of ownership) of shares of Common Stock that have been held for such period prior to the date of exercise as is necessary to avoid adverse accounting treatment to the Corporation, or (ii) any other method acceptable to the Committee, including without limitation, the withholding of shares receivable upon settlement of the option in payment of the exercise price. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

I. Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Corporation.

J. Disposition and Stock Certificate Legends for Incentive Stock Option Shares. A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Chief Financial Officer of the Corporation or is his/her absence, the Chief Executive Officer. The Corporation may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Option issued under this Plan be endorsed with a legend in substantially the following form:

Appendix A-7

THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED PRIOR TO __, 20__, IN THE ABSENCE OF A WRITTEN STATEMENT FROM THE CORPORATION TO THE EFFECT THAT THE CORPORATION IS AWARE OF THE FACTS OF SUCH SALE OR TRANSFER.

The blank contained in this legend shall be filled in with the date that is the later of (i) one year and one day after the date of the exercise of such Incentive Stock Option or (ii) two years and one day after the grant of such Incentive Stock Option.

K. No Repricing. In no event shall the Committee permit a Repricing of any Option without the approval of the majority of the Board.

7.	Stock Awards

A. Stock Bonus Awards. Each Stock Award Agreement for a Stock Bonus Award shall be in such form and shall contain such terms and conditions (including provisions relating to consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Bonus Awards may change from time to time, and the terms and conditions of separate Stock Bonus Awards need not be identical. No Stock Award Agreement for a Stock Bonus Award shall be required for previously issued shares of Series D Convertible Preferred Stock.

B. Restricted Stock Awards. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions (including provisions relating to purchase price, consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time, and the terms and conditions of separate Restricted Stock Awards need not be identical. Vesting of any grant of Restricted Stock Awards may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares. No Stock Award Agreement for a Restricted Stock Award shall be required for previously issued shares of Series D Convertible Preferred Stock.

C. Stock Appreciation Rights. Each Stock Award Agreement for Stock Appreciation Rights shall be in such form and shall contain such terms and conditions (including provisions relating to vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Appreciation Rights may change from time to time, and the terms and conditions of separate Stock Appreciation Rights need not be identical. No Stock Appreciation Right shall be exercisable after the expiration of seven (7) years from the date such Stock Appreciation Right is granted. The base price per share for each share of Common Stock covered by an Award of Stock Appreciation Rights shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant. In no event shall the Committee permit a Repricing of any Stock Appreciation Right without the approval of the stockholders of the Corporation.

D. Deferred Shares. The Committee may authorize grants of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i)	Each grant shall constitute the agreement by the Corporation to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

Appendix A-8

(ii)	Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the date of grant.

(iii)	Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transaction or event.

(iv)	During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

(v)	Any grant of the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

(vi)	Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan.

8.	Performance Shares

A. The Committee may authorize grants of Performance Shares, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i)	Each grant shall specify the number of Performance Shares to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

(ii)	The Performance Period with respect to each Performance Share shall commence on the date established by the Committee and may be subject to earlier termination in the event of a change in control of the Corporation or similar transaction or event.

(iii)	Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

(iv)	Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(v)	Each grant shall specify the time and manner of payment of Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

(vi)	Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the date of grant.

Appendix A-9

(vii)	Any grant of Performance Shares may provide for the payment to the Participant of dividend or other distribution equivalents thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.

(viii)	If provided in the terms of the grant and subject to the requirements of Section 162(m) of the Code (in the case of Awards intended to qualify for exception therefrom), the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the date of grant that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

(ix)	Each grant shall be evidenced by an agreement that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan.

9.	Changes in Capital Structure

A. No Limitations of Rights. The existence of outstanding Awards shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

B. Changes in Capitalization. If the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and other Awards hereunder and (ii) the number and class of shares then reserved for issuance under this Plan and the maximum number of shares for which Awards may be granted to a Participant during a specified time period shall be appropriately and proportionately adjusted. The conversion of convertible securities of the Corporation shall not be treated as effected “without receiving consideration.” The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

C. Merger, Consolidation or Asset Sale. If the Corporation is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while Options or Stock Awards remain outstanding under this Plan, unless provisions are made in connection with such transaction for the continuance of this Plan and/or the assumption or substitution of such Options or Stock Awards with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options and Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the Stock Option Agreement or Stock Award Agreement, terminate immediately as of the effective date of any such merger, consolidation or sale.

D. Limitation on Adjustment. Except as previously expressly provided, neither the issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.

Appendix A-10

10.	Withholding of Taxes

The Corporation or an Affiliate shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Corporation or Affiliate in good faith believes is imposed upon it in connection with U.S. federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements, (ii) tender back to the Corporation shares of Common Stock received pursuant to an Option or Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (iii) deliver to the Corporation previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant, (v) pay the Corporation or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Corporation or its Affiliate with respect to the Option or Stock Award; or (vi) establish a 10b5-1 trading plan for withheld stock designed to facilitate the sale of stock in connection with the vesting of such shares, the proceeds of which shall be utilized to make all applicable withholding payments in a manner to be coordinated by the Corporation’s Chief Financial Officer.

11.	Compliance with Law and Approval of Regulatory Bodies

A. General Requirements. No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed. The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option or Stock Award is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

B. Participant Representations. The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Corporation, as to the application of such exemption thereto.

12.	General Provisions

A. Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Corporation or an Affiliate, (ii) in any way affect any right and power of the Corporation or an Affiliate to change an individual’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefor or (iii) except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of this Plan.

B. Use of Proceeds. The proceeds, if any, received by the Corporation from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

C. Unfunded Plan. This Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

Appendix A-11

D. Rules of Construction. Headings are given to the Sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

E. Choice of Law. This Plan and all Stock Option Agreements and Stock Award Agreements entered into under this Plan shall be interpreted under the Corporation Law excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the Corporation Law.

F. Fractional Shares. The Corporation shall not be required to issue fractional shares pursuant to this Plan. The Committee may provide for elimination of fractional shares or the settlement of such fraction shares in cash.

G. Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Corporation or any Affiliate outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Corporation.

13.	Amendment and Termination

The Board may amend or terminate this Plan from time to time; provided, however, stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under this Plan, except as contemplated by Section 5.A or Section 9.B; (ii) changes the class of employees eligible to receive Incentive Stock Options; (iii) modifies the restrictions on Repricings set forth in this Plan; or (iv) is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Corporation shares are traded or exchange on which the Corporation shares are listed. Except as specifically permitted by this Plan, Stock Option Agreement or Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant. Any amendment requiring stockholder approval shall be approved by the stockholders of the Corporation within twelve (12) months of the date such amendment is adopted by the Board.

14.	Effective Date of Plan; Duration of Plan

A. This Plan shall be effective upon adoption by the Board, subject to approval within twelve (12) months by the stockholders of the Corporation. In the event that the stockholders of the Corporation shall not approve this Plan within such twelve (12) month period, this Plan shall terminate. Unless and until the Plan has been approved by the stockholders of the Corporation, no Option or Stock Award may be exercised, and no shares of Common Stock may be issued under the Plan. In the event that the stockholders of the Corporation shall not approve the Plan within such twelve (12) month period, the Plan and any previously granted Options or Stock Awards shall terminate.

B. Unless previously terminated, this Plan will terminate five (5) years after the earlier of (i) the date this Plan is adopted by the Board, or (ii) the date this Plan is approved by the stockholders, except that Awards that are granted under this Plan prior to its termination will continue to be administered under the terms of this Plan until the Awards terminate or are exercised.

Appendix A-12

IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed by a duly authorized officer as of the date of adoption of this Plan by the Board of Directors.

AMERICAN REBEL HOLDINGS, INC.

By:	/s/ Charles A. Ross, Jr.

Charles A. Ross, Jr., CEO

Appendix A-13

APPENDIX B – Amendment to Second Amended and Restated Articles of Incorporation

Article VI – Capital Stock shall be amended to add the following section:

Section 8. Fifth Reverse Stock Split. Effective upon the filing of this Certificate of Amendment of Articles of Incorporation with the Secretary of State of the State of Nevada (the “Fifth Effective Time”), the shares of the Corporation’s Common Stock issued and outstanding immediately prior to the Fifth Effective Time (the “Fifth Old Common Stock”), will be automatically reclassified as and combined into shares of Common Stock (the “Fifth New Common Stock”) such that each _____ shares of Fifth Old Common Stock shall be reclassified as and combined into one share of Fifth New Common Stock. Notwithstanding the previous sentence, no fractional shares of Fifth New Common Stock shall be issued to the holders of record of Fifth Old Common Stock in connection with the foregoing reclassification of shares of Fifth Old Common Stock. Stockholders who, immediately prior to the Fifth Effective Time, own a number of shares of Fifth Old Common Stock, which is not evenly divisible by 100 shall, with respect to such fractional interest, be entitled to receive one (1) whole share of Common Stock in lieu of a fraction of a share of Fifth New Common Stock. Each stock certificate that, immediately prior to the Fifth Effective Time represented shares of Fifth Old Common Stock shall, from and after the Fifth Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Fifth New Common Stock into which the shares of Fifth Old Common Stock represented by such certificate shall have been reclassified; provided, however, that each holder of record of a certificate that represented shares of Fifth Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of Fifth New Common Stock into which the shares of Fifth Old Common Stock represented by such certificate shall have been reclassified as set forth above. [OPTIONAL PROVISION TO BE DETERMINED BY BOARD IN ITS SOLE DISCRETION - In conjunction with the Fifth Reverse Stock Split, no stockholder holding at least a round lot (100 shares) prior to the Fifth Reverse Stock Split shall have less than one round lot (100 shares) after the Fifth Reverse Stock Split.]

Appendix B-1